As filed with the Securities and Exchange Commission on February 27, 2006

                                                                                                                                                                                                                                                                                  File Nos. 333-10015
                                                                                                                                                                                                                                                                                                    811-07763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.______	[ ]
Post-Effective Amendment No. 30	[X]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 31	[X]

MASTERS’ SELECT FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of Principal Executive Offices) (Zip Code)

                            (925) 254-8999
(Registrant’s Telephone Numbers, Including Area Code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, CA 94563
(Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[ ]	on (date) pursuant to paragraph (b).
[X]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

April __, 2006

Litman/Gregory Fund Advisors, LLC

www.mastersfunds.com

Prospectus Enclosed

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not Part of Prospectus

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
New investments in each Fund are expected to be limited, subject to certain exceptions, when that Fund reaches certain asset levels. We followed through on this commitment when we closed Masters’ Select Equity and International Funds to most new investors in October 2004 at asset levels of $750 million and $1 billion, respectively. Currently, we believe that the respective closing levels for Masters’ Select Value and Masters’ Select Smaller Companies Funds are approximately $1 billion and $450 million, respectively.  By limiting Fund size in this manner, we believe each manager's Masters' Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

Not Part of Prospectus

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

Distributed by Quasar Distributors, LLC (__/06)

Not Part of Prospectus

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Equity Fund

The Masters’ Select International Fund

The Masters’ Select Value Fund

The Masters’ Select Smaller Companies Fund

April __, 2006

Contents
The Masters’ Select Funds Overview	2
The Masters’ Select Equity Fund	4
The Masters’ Select International Fund	9
The Masters’ Select Value Fund	14
The Masters’ Select Smaller Companies Fund	19
The Funds in Detail— Elements Common to All the Funds	23
The Masters’ Select Equity Fund in Detail	26
The Masters’ Select International Fund in Detail	31
The Masters’ Select Value Fund in Detail	37
The Masters’ Select Smaller Companies Fund in Detail	41
Shareholder Services	45
Financial Highlights	55
Privacy Notice Inside Back Cover
For More Information Back Cover

The Masters’ Select Funds Overview

Investment Philosophy

The Masters’ Select Funds’ are based on two fundamental beliefs:

First, the Funds’ investment advisor, Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”) believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups.  This belief is based on Litman/Gregory and its affiliates’ extensive experience evaluating stock pickers and mutual funds on behalf of their clients.

Second, Litman/Gregory believes that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Masters' Select Concept

Based on the above beliefs, each Masters’ Select Fund seeks to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the Funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	Only stock-pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each Fund’s sub-portfolio.

•	Of equal importance, each stock-picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks.

•
Even though each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund. With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations. With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies. With the Value Fund, Litman/Gregory has included managers who each take a unique approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund will close to new investors at a level that Litman/Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. (Currently, The International Fund is closed to most new investors; please refer to “Closed Funds” in the shareholder services section for details.)

Selection Criteria - What Makes a Manager a Masters’ Select Candidate?
Litman/Gregory believes that superior investment managers exhibit most of the following characteristics:

•
Consistently above-average intermediate and long-term performance relative to an appropriate benchmark index and peer group. Litman/Gregory measures investment manager performance against performance composites composed of other advisory firms that use a similar stock-picking style and market capitalization range. Litman/Gregory maintains its own database and has developed proprietary software to measure and analyze performance over various periods.

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•
A well-defined investment process that is executed with discipline. Discipline refers to the commitment to in-depth research to support each and every decision and also an unwavering commitment to the manager’s process and circle of competency. This combination of sound process and discipline helps to minimize decision errors by the manager.

•	The confidence and ability to think and act independently.
•	The intellectual honesty to realize a mistake, learn from it and move on.
•	The passion for stock-picking that results in the drive to work harder and more creatively in order to gain an edge.
•
A focus on the job of stock-picking and portfolio management. Litman/Gregory seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

Litman/Gregory and its affiliated companies have extensive experience evaluating investment advisory firms using the above criteria, and believes that each of the investment managers selected for the Funds exhibits most of the qualities mentioned above. Moreover, specific to Masters’ Select, Litman/Gregory evaluates each manager’s ability and inclination to run a concentrated portfolio and their enthusiasm for the Masters’ Select opportunity.

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The Masters’ Select Equity Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory Fund Advisors, LLC (the “Advisor”) believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 5 and 15 stocks. The Fund invests primarily in the securities of large and small-sized U.S. companies, although the managers have limited flexibility to invest in the securities of foreign companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world class managers, all with superior track records,

•	access the favorite stock-picking ideas of each manager at any point in time,

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 90) and industries while allowing each manager to run a portion of the portfolio focused on only his favorite stocks, and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

Though not a small-cap fund, the Fund typically invests a portion of its assets in the securities of small companies. The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Though primarily a U.S. equity fund, the Fund may invest a portion of its assets in the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund, at times, will be exposed to foreign currency fluctuations as the result of its foreign holdings.

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Past Performance

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: ___%	Quarter ended ________

Lowest: ___ %	Quarter ended ____________

The Fund’s year-to-date return as of March 31, 2006 was ________%.

The following table compares the Fund’s performance over time with the the Lipper Multi-Cap Core Index, which measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc., and the Russell 3000 Index, a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Average Annual Total Returns As of December 31, 2005
	One Year	Five Year	Since Fund Inception (12/31/96)
Masters’ Select Equity Fund
Return before taxes
Return after taxes on distributions
Return after taxes on distributions and sale of fund shares
Russell 3000 Index*
Lipper Multi-Cap Core Index*
*  Reflects no deduction for fees, expenses, or taxes.

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The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.
Shareholder Fees (paid directly from your investment)

Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Management Fee	1.10%(3)
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	_.__%
Total Annual Fund Operating Expenses	_.__%

(1) You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Litman/Gregory has agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the subadvisory fee schedules or allocations.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$___	$___	$___	$____

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Management

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the Fund’s six investment managers. A detailed discussion of the management structure of the Fund begins on Page __.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	INVESTMENT EXPERIENCE/ RELEVANT FUND EXPERIENCE	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Craig Blum and Steven Burlingame TCW Investment Management Company	20%	Over 9 years/ TCW Galileo Select Equity Fund since 2002	Mostly mid- and large-sized companies	Growth
Christopher Davis/ Kenneth Feinberg Davis Selected Advisors, L.P.	20%	Over 10 years/ New York Venture Fund since 1995	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and team Friess Associates, LLC	10%	Over 20 years/ Brandywine Fund since 1990	Small and mid-sized companies	Growth
Mason Hawkins Southeastern Asset Management, Inc.	20%	Over 25 years/ Longleaf Partners Fund since 1987	All sizes and global, may have up to 50% foreign stocks	Value
Bill Miller Legg Mason Funds Management, Inc.	20%	Over 20 years/ Legg Mason Value Trust since 1982	All sizes but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Dick Weiss Wells Capital Management, Inc.	10%	Over 25 years/ Wells Fargo Advantage Common Stock Fund (and its predecessor) since 1991	Small and mid- sized companies	Growth at a reasonable price

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The Masters’ Select International Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

The Advisor believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes that a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks. The Fund invests primarily in the securities of non-U.S. companies, including large and small companies and companies located in emerging markets. The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world class international managers, all with superior track records,

•	access the favorite stock-picking ideas of each manager at any point in time,

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 40 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks, and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

The Fund will normally be invested in the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because foreign countries have their own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. Owning foreign securities also exposes shareholders to the political risks of other countries and the risk of fluctuations of the exchange rate of the local currency relative to the U.S. dollar.

The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and entail greater investment risk than developed markets. Such risks include government dependence on a few industries or resources, government imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

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Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies. The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger, more diversified companies with more structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Past Performance

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: ___%	Quarter ended ____________

Lowest: ___%	Quarter ended __________

The Fund’s year-to-date return as of March 31, 2006 was _______%.

The following table compares the Fund’s performance over time with the Morgan Stanley Capital International (“MSCI”) All Country World (except U.S.) Index, an unmanaged broad market index that measures the performance of common equities in 46 developed and emerging markets, and with the Lipper International Fund Index, which measures the performance of the 30 largest International Equity mutual funds as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

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Average Annual Total Returns As of December 31, 2005
	One Year	Five Year	Since Fund Inception (12/01/97)
Masters’ Select International Fund
Return before taxes
Return after taxes on distributions
Return after taxes on distributions and sale of fund shares
MSCI All Country World (except U.S.) Index*
Lipper International Fund Index*
* Reflects no deduction for fees, expenses, or taxes.

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Management Fee	1.100%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	_.__%
Total Annual Fund Operating Expenses	_.___%
Less: Fees waived(3) ?????	(_.__)%
Net Operating Expenses	1.128%

(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Litman/Gregory has agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the subadvisory fee schedules or allocations.

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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$___	$___	$___	$____

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Management

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and to recommend their hiring, termination and replacement. The following table provides a description of the five investment managers. A detailed discussion of the management structure of the Fund begins on Page __.

Effective October 4, 2004, the Masters’ Select International Fund is closed to new investors except as described in “Closed Funds” under the Shareholder Services section.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	INVESTMENT EXPERIENCE/ RELEVANT FUND EXPERIENCE	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Thornburg Investment Management, Inc.	24%	Over 30 years/ Thornburg Value Fund since 1995 and Thornburg International Value Fund since 1998.	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
Jim Gendelman Marsico Capital Management, LLC	15%	Over 15 years/Marsico International Opportunities Fund since 2000.	All sizes, but mostly large and mid-sized companies	Growth
David Herro Harris Associates L.P.	23%	Over 15 years/ Oakmark International Fund since 1992 and Oakmark International Small Cap Fund since 1995.	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson Mastholm Asset Management, LLC	23%	Over 20 years/ Harbor International Growth Fund (2001-2003) and American Century International Fund (1991 to 1997).	All sizes	Growth
Amit Wadhwaney Third Avenue Management, LLC	15%	Over 20 years/ Third Avenue International Value Fund since 2001.	All sizes	Value

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The Masters’ Select Value Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

The Advisor believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks. The Fund invests primarily in the securities of mid and large-sized U. S. companies, although the managers have limited flexibility to invest in the securities of foreign companies and small companies. And, to a much smaller extent, the Fund also invests in distressed companies by purchasing securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers, all with superior track records,

• access the favorite stock-picking ideas of each manager at any point in time, and

• deliver a value-oriented portfolio that is prudently diversified in terms of the number of stocks.

All of the managers selected to pick stocks for the Fund utilize a value approach to stock selection. Value investors seek to invest in companies whose stocks they deem to be undervalued. Their value analysis may focus on factors such as earnings, cash flow, private market value, intrinsic value, liquidation value or other factors. In assessing a company, a value investor will review financial statements and may assess the quality of management, competitive forces, industry outlook, capital structure, lifecycle issues, growth potential and other factors. At times, stocks of companies undergoing temporary hardships may be purchased. Each of the Fund’s investment managers has their own unique approach to company analysis and may define value differently.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities.

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Though primarily a U.S. equity fund, the Fund may invest a small portion of its assets in stocks of companies based outside of the United States. The exposure to foreign stocks is not expected to exceed 20% of the Fund’s assets (measured at the time of original investment), and may be significantly lower. The Fund is exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its foreign holdings.

Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies. The exposure to small companies is not expected to exceed 25% of assets (measured at the time of original investment), and may be significantly lower. The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Past Performance

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

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During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: ___%	Quarter ended _________________

Lowest: ___%	Quarter ended __________________

The Fund’s year-to-date return as of March 31, 2005 was -3.49%.

The following table compares the Fund’s performance over time with the Russell 3000 Value Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values, and with the Lipper Multi-Cap Value Fund Index, which measures the performance of the 30 largest multi-cap value equity mutual funds as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Average Annual Total Returns As of December 31, 2005
	One Year	Since Fund Inception (6/30/00)
Masters’ Select Value Fund
Return before taxes
Return after taxes on distributions
Return after taxes on distributions and sale of fund shares
Russell 3000 Value Index*
Lipper Multi-Cap Value Fund Index*
* Reflects no deduction for fees, expenses, or taxes.

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

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Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	_.__%
Total Annual Fund Operating Expenses	_.__%
Less: Fees waived(3)	(_.__)%
Net Operating Expenses	1.23%

(1) You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Litman/Gregory has agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the subadvisory fee schedules or allocations.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$___	$___	$___	$___

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Management

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the four investment managers. A detailed discussion of the management structure of the Fund begins on Page 25.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	INVESTMENT EXPERIENCE/ RELEVANT FUND EXPERIENCE	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins Southeastern Asset Management, Inc.	25%	Over 25 years/ Longleaf Partners Fund since 1987	All sizes	Value
Bill Miller Legg Mason Funds Management, Inc.	25%	Over 20 years/ Legg Mason Value Trust since 1982	All sizes but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Bill Nygren Harris Associates L.P.	25%	Over 20 years/ Oakmark Select since 1996	Mostly large and mid-sized companies	Value
Michael Embler Franklin Mutual Advisers, LLC	25%	Over 10 years/ Mutual Recovery Fund since 2003, Mutual Beacon Fund since 2005	All sizes	Value

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The Masters’ Select Smaller Companies Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

The Advisor believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups. The Advisor also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of smaller companies that they believe have strong appreciation potential. Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks. The Fund invests primarily in the securities of small and mid-sized U.S. companies, although the managers have limited flexibility to invest in the securities of foreign companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world class managers, all with superior track records,

•	access the favorite stock-picking ideas of each manager at any point in time,

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 40 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks, and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

The Advisor defines a “Smaller Company” as one whose market-capitalization falls within the range of market capitalizations of any company in the Russell 2500 Index, as of the most recent reconstitution. The Russell 2500 Index measures the performance of 2,500 small and mid-sized companies with market capitalizations ranging between $27 million and $7.8 billion as of March 31, 2005. Overall, the Advisor expects the majority of the Fund’s holdings at any point in time to fall into the lower half of this range and to meet the definition of small capitalization company, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. During some periods, the stocks of smaller companies, as an asset class, have performed better than the stocks of larger companies, while in some periods they have performed worse.

The Fund invests its assets in the securities of small and, at times, mid-sized companies. The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

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Though primarily a U.S. equity fund, the Fund may invest a small portion of its assets in stocks of companies based outside of the United States. The exposure to foreign stocks is not expected to exceed 10% of the Fund’s assets (measured at the time of original investment), and may be significantly lower. The Fund may be exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies governing U.S. companies. In addition, the Fund may, at times, be exposed to foreign currency fluctuations as a result of such foreign holdings.

Past Performance

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: ___%	Quarter Ended ______________

Lowest: ___%	Quarter ended _______________

The Fund’s year-to-date return as of March 31, 2006 was _____%.

The following table compares the Fund’s performance over time with the Russell 2000 Index, which measures the performance of the 2,000 smallest U.S. companies of the Russell 3000 Index, and with the Lipper Small-Cap Core Fund Index, which measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Average Annual Total Returns As of December 31, 2005
	One Year	Since Fund Inception (6/30/03)
Masters’ Select Smaller Companies Fund
Return before taxes
Return after taxes on distributions
Return after taxes on distributions and sale of fund shares
Russell 2000 Index*
Lipper Small Cap Core Fund Index*
* Reflects no deduction for fees, expenses, or taxes.

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The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Management Fee	1.14%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	_.__%
Total Annual Fund Operating Expenses	_.__%
Less: Fees waived(3)	(_.__)%
Net Operating Expenses	1.40%

(1) You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Litman/Gregory has agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the subadvisory fee schedules or allocations.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$___	$____	$___	$____

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Management

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the five investment managers. A detailed discussion of the management structure of the Fund begins on Page __.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	INVESTMENT EXPERIENCE/ RELEVANT FUND EXPERIENCE	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and team Friess Associates, LLC	28%	Over 20 years/ Brandywine Fund since 1990	Small and mid-sized companies	Growth
John Rogers, Jr. Ariel Capital Management, LLC	22%	Over 20 years/ Ariel Fund since 1986	Small and mid-sized companies	Value
Robert Rodriguez First Pacific Advisors, Inc.	22%	Over 25 years/ FPA Capital Fund since 1983	Small and mid-sized companies	Value
Dick Weiss Wells Capital Management, Inc.	28%	Over 25 years/ Wells Fargo Advantage Common Stock Fund (and its predecessor) since 1991	Small and mid-sized companies	Growth at a reasonable price

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The Funds in Detail—
Elements Common to All the Funds

The Advisor

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, California, 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”), evaluates the performance of the investment managers, monitors changes at the investment managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the investment managers’ assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers’ sub-portfolios and coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee of the Trust, Co-Portfolio Manager of the Funds and the President of the Advisor. Gregory is also President, Chief Strategist and a member of Litman/Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm which is affiliated with, and provides research to, the Advisor. Gregory co-founded LGAM in 1987. LGAM owns Litman/Gregory Analytics, publisher of AdvisorIntelligence.com, a web-based investment research service. Gregory is also President of L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979 and he has an MBA degree in Business from the University of Michigan.

Jeremy DeGroot, CFA is the Co-Portfolio Manager of the Funds. He is also a member and Co-Chief Investment Officer of LGAM. Prior to joining Litman/Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California-Berkeley.

Together, Gregory and DeGroot are responsible for monitoring the day-to-day activities of the investment managers and overseeing all aspects of the Advisor’s responsibilities with respect to the Masters’ Select Funds.

Portfolio Holdings Information.

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

Asset Base

The Advisor believes that high levels of assets under management can be detrimental to certain investment strategies. The Advisor also believes that very low levels can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is the Advisor’s belief that asset levels are particularly relevant to the Masters’ Select Funds given their concentrated investment strategy. Because of this belief, each of the Funds will be closed to new shareholders, with certain exceptions approved by the Board of Trustees, at asset levels that the Advisor and sub-advisors believe lock in a high degree of flexibility on a per-sub-advisor basis. The approximate asset level that the Advisor expects to close each Fund is as follows:

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Masters’ Select Equity Fund   $750 million
Masters’ Select International Fund (closed October 2004) $1 billion
Masters’ Select Value Fund   $1 billion
Masters’ Select Smaller Companies Fund   $450 million

Multi-Manager Issues

The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. The Advisor monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The Advisor is responsible for establishing the target allocation of Fund assets to each investment manager. The Advisor does not intend to change the target allocations although, under unusual conditions, the Advisor may adjust the target allocations. Market performance may result in allocation drift among the investment managers of a Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor. Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

Under unusual market conditions or for temporary defensive purposes, up to 35% of each Fund’s total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission that permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees and without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Equity Fund, International Fund, and Value Fund each pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.10% of the respective Fund’s average daily net assets before any fee waivers. The annual rate of investment advisory fees paid by the Equity Fund and the International Fund to the Advisor is 1.00% of the respective Fund’s average daily net assets in excess of $750 million and $1 billion, respectively. The Smaller Companies Fund pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.14% of the Fund’s average daily net assets before any fee reductions or subsidies. The Advisor, not the Funds, is responsible for payment of the sub-advisory fees to the investment managers, each of whom is compensated monthly on the basis of the assets committed to his or her individual discretion. The Advisor pays fees to the investment managers as follows:

Fund	Aggregate Annual Fee Rates Advisor Pays to Investment Managers
Masters’ Select Equity Fund	0.695%
Masters’ Select International Fund	0.556%
Masters’ Select Value Fund	0.675%
Masters’ Select Smaller Companies Fund	0.710%

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Through December 31, 2006, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately ____% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and ____% of the average daily net assets of the Smaller Companies Fund. The Advisor has agreed not to seek recoupment of advisory fees waived.

In 2005, the advisory fees paid and net fees retained by the Advisor with respect to the Funds, after contractual fee waivers, were as follows:

Fund	2005 Advisory Fees Paid by the Fund after Fee Waivers	2005 Net Fees Retained by Advisor after Fee Waivers and Payments to Investment Managers
Masters’ Select Equity Fund
Masters’ Select International Fund
Masters’ Select Value Fund
Masters’ Select Smaller Companies Fund

In the event an investment manager ceases to manage a segment of a Fund’s portfolio, the Advisor will select a replacement investment manager or allocate the assets among the remaining managers. The Advisor will use the same criteria as those used in the original selection of investment managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements will be included in the Funds’ semi-annual report to shareholders.

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The Masters’ Select Equity Fund in Detail

The Fund’s six investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. The Advisor believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened.

The Advisor’s strategy is to allocate the portfolio’s assets among investment managers who, based on the Advisor’s research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of 5 and a maximum of 15 securities. A manager may, on a temporary basis, hold more than 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 90 securities. The target allocation of assets to the managers was designed with the specific objective of maintaining exposure to stocks of large and mid-sized companies at 50% to 85% of the Fund’s total assets in normal market conditions. In addition, the stocks of smaller companies will make up 15% to 25% of the portfolio in normal market conditions.

Masters’ Select Equity Fund Portfolio Managers

Craig Blum
Stephen Burlingame
TCW Investment Management Company
865 S. Figueroa Street
Los Angeles, CA 91001

Craig Blum and Stephen Burlingame are the co-portfolio managers for the segment of the Fund's assets run by TCW Investment Management Company, a member of the TCW Group ("TCW"). Blum has been at TCW since 1999 and is a Managing Director of the Firm. Prior to then he was a financial analyst with FMAC Capital Markets. Burlingame is also a Managing Director at TCW and has been with the firm since 2000. Prior to then he was a financial analyst with Brandywine Asset Management. Burlingame and Blum have been co-managers along with Glen Bickerstaff of the TCW Galileo Select Equities Fund since January 2004. While no longer portfolio manager, Bickerstaff remains as Senior Portfolio Advisor to the TCW team that manages their Concentrated Core growth stock portfolios. TCW has been an investment manager to Masters’ Select Equity Fund since October 2003.

Blum and Burlingame manage approximately 20% of the Fund’s assets. In picking stocks they focus primarily on mid- and large-cap companies that are market leaders in scalable businesses. These superior businesses typically demonstrate strong sales growth, increasing market share, and high or rising profit margins. Blum and Burlingame seek to identify companies that have unique business franchise characteristics and a sustainable competitive advantage, such as a proprietary product, valuable intellectual property, low cost structure, or distribution advantage. They also seek to be aligned with management that has proven its ability to create shareholder value through skilled capital allocation. While bottom-up company research ultimately drives their stock selection, the team tries to take advantage of major secular trends, such as the baby boomers' growing demand for financial services and health care products and the proliferation of technology. They are somewhat unique among growth managers in that their investment decisions are based on their long-term assessment of each business so that they don't have a "trader" mentality.

Blum and Burlingame are growth investors but valuation plays a role in their investment process. In valuing a company they focus on the "cap rate," defined as the pre-tax cash flow generated by the business divided by its enterprise value (i.e., what it would cost to buy the entire business). However, they will pay up for businesses that they believe will deliver high cash flow growth rates over the long-term. Although Blum and Burlingame may trim holdings when stock prices run up, they typically will not eliminate a holding due to valuation as long as the company's fundamentals continue to be strong.

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Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

Christopher Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisers”). Davis joined Davis Advisers in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisers, Davis was an associate at Tanaka Capital Management. Feinberg joined the firm in 1994 and was named co-manager of the Davis New York Venture Fund in 1998. Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis. Davis Advisers has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

In performing its investment advisory services, Davis Advisers, while remaining ultimately responsible for its segment of the Fund’s assets, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers-NY, Inc.).

Approximately 20% of the Fund’s assets are managed by Davis and Feinberg. They invest primarily in large companies, using a strategy that takes into account both growth and value. This approach is often referred to as “growth at a reasonable price”. Davis and Feinberg prefer high-quality companies as evidenced by some or all of the following:

• Solid top-line (revenue) and unit growth

• Management with a significant ownership stake in the business

• Strategic positioning for the long term

• Participation in an industry that is capable of earning a good return on capital

• Global presence and recognition

• Low-cost operations

Davis and Feinberg often seek to buy companies exhibiting some or all of these characteristics at attractive prices. Positions are built strategically when companies can be purchased at strong discounts to intrinsic value.

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”). D’Alonzo has been in the investment business for more than 20 years, is Chairman of the Brandywine Funds and is Chief Executive and Chief Investment Officer of Friess. Friess has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 10% of the Fund’s assets are managed by D’Alonzo and his team. D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum. Emphasis is placed on companies with market capitalization of less than $5 billion. These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

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D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth.

In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value. D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values. A particular issuer’s dividend history is not considered important.

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”). Hawkins has been in the investment business for more than 25 years and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner. He has managed the Longleaf Partners Fund since its inception in 1987 and the Longleaf Partners International Fund since its inception in 1998. Southeastern has been an investment manager toMasters’ Select Equity Fund assets since its inception in 1996.

Approximately 20% of the Fund’s assets are managed by Southeastern, which uses a value-oriented approach to picking stocks. The firm considers companies of all sizes, although most of its portion of the Fund’s assets are expected to be invested in mid-sized and larger companies. Southeastern has the flexibility, but not the requirement, to invest up to 50% of its portfolio segment in the securities of foreign companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

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• Indications of shareholder-oriented management
• Evidence of financial strength
• Potential earnings improvement

Bill Miller
Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, MD 21202

Bill Miller is the portfolio manager for the segment of the Fund’s assets run by Legg Mason Funds Management, Inc. (“Legg Mason”). Miller has been in the investment business and with Legg Mason since 1981. He was co-manager of the Legg Mason Value Trust since its inception in April of 1982 and has been sole manager of the fund since the end of 1990. Miller is also the sole manager of the Legg Mason Opportunity Trust. Miller has been an investment managers to Masters’ Select Equity Fund since March 2000.

Miller manages approximately 20% of the Fund’s assets. His investment approach is valuation driven with a focus on companies trading at significant discounts to his team’s assessment of intrinsic business value. Most of Miller’s investments for the Fund will be in mid-sized and larger companies, although he may also invest in some smaller companies. He may invest up to 20% of his position of the portfolio in foreign stocks. Miller and his team define intrinsic business value as the present value of the future cash flows of a business. They seek to purchase companies that are trading at least a 50% discount to their assessment of underlying intrinsic value in order to build in a margin of safety between what they believe a company is worth and what they are willing to pay for it.

Legg Mason’s process begins with a quantitative approach that helps to identify a universe of stocks that look statistically inexpensive relative to historical stock factors. The process then moves to the more important, qualitative assessment of underlying business value where they employ a multi-factor valuation approach focusing on the cash flows of the companies and the returns on invested capital. The team spends a great deal of time meeting with companies and understanding the capital allocation process employed. Their research often involves valuing companies under a variety of scenarios with varying probabilities associated with those scenarios. They attempt to determine the underlying economic value of the business through research, which may involve private market analysis, liquidation analysis, leveraged buy-out analysis and other analyses they deem appropriate. Valuation factors that are most important in evaluating companies are balance sheet strength, return on investment capital, the ability to generate free cash flow, pricing flexibility and position in their respective industries. The team focuses heavily on management’s ability to demonstrate and articulate a clear, value-creating capital allocation process. Other important qualitative factors that are incorporated into the analysis include their assessment of management, business strategies, the competitive position of a company and the long-term outlook for the industry. Research focuses on evaluating a company’s intrinsic business value and its ability to generate sustainable returns on capital above its cost of capital, thereby creating value for shareholders.

The portfolio will be constructed and re-balanced so that the companies that are believed to offer the highest risk-adjusted rates of return represent the largest proportion of the portfolio. As a long-term investor, Miller prefers to let his winners run and will not seek to arbitrarily target percentage weightings within the portfolio.

Miller’s sell discipline is an integral part of his investment process and is critical to the generation of excess returns and controlling risk in the portfolio. He will sell a stock when one of three things occurs: (1) a stock has reached what he believes is fair value for the company; (2) he determines that the original analysis is no longer operative or the competitive environment has changed in some way since their initial analysis (e.g., new legislation or regulation); or (3) a more attractive investment alternative emerges which offers a better long-term risk-adjusted rate of return.

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Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc.(“Wells Capital”) Weiss is Executive Vice President and Portfolio Manager at Wells Capital and has been in the investment business for more than 25 years. He has been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund (and its predecessor) since 1991 and has worked closely with Ann Miletti for several years. She began first as a research analyst and then as co-portfolio manager on a number of managed accounts and mutual funds, including the Wells Fargo Advantage Common Stock Fund (and its predecessor). Miletti has also made material contributions to the Masters' Select Equity Fund portfolio managed by Weiss. Weiss has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 10% of the Fund's assets are managed by Weiss. He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

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The Masters’ Select International Fund in Detail

The Fund’s five investment managers pursue the Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Each investment manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund’s assets are expected to be invested in stocks of companies listed and domiciled in developed countries. There are no limits on the Fund’s geographic asset distribution but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the Fund will hold securities in more than five countries. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, at times of abnormal market conditions it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries.

The Fund’s investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. The Advisor believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis (excluding the U.S.) in companies with market capitalization of any size, it is expected that the Fund’s exposure to large and mid-sized foreign companies will range from 60% to 95% of the Fund’s total assets under normal market conditions.

The Advisor’s strategy is to allocate the portfolio’s assets among investment managers who, based on the Advisor’s research, are judged to be among the best relative to their respective peer groups. The Advisor has focused exclusively on stock-pickers that emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

The Advisor believes that bottom-up stock-pickers have an advantage in foreign markets because:

•
It is the Advisor’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
The Advisor believes that many individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than in the United States. If true, the Advisor believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on the Advisor’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock-picking is emphasized, each manager also monitors specific macro-factors that he believes are relevant in specific countries.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities. A manager may, on a temporary basis, hold more than 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 50 and 75 securities.

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Masters’ Select International Fund Portfolio Managers

Bill Fries, CFA
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, NM 87501

Bill Fries is the lead manager for the segment of the Fund’s assets managed by Thornburg Investment Management. Fries joined Thornburg in 1995 as a Managing Director and Portfolio Manager. At Thornburg he has managed the Thornburg International Value Fund since May of 1998 and the Thornburg Value Fund since October 1995. Fries has been an investment manager to Masters’ Select International Fund since September 2003.

Fries has been in the investment management business since the early 1970s. Prior to joining Thornburg he was Vice President of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager. Fries also began managing the USAA Aggressive Growth Fund in early 1994 and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988. Also at USAA, he served as investment advisor to the company’s employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988. Fries began his investment career as a securities analyst and bank investment officer. He received his designation as a Chartered Financial Analyst in 1974. Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.

Approximately 24% of the Fund’s assets are managed by Fries. He believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk. His idea of value centers on his assessment of the intrinsic worth of an investment. The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Thornburg’s initial search for investment ideas relies on quantitative screens. Starting with the international equity universe, Thornburg screens their databases for companies that appear attractive across a number of value parameters. Thornburg looks for securities that have low price-to-earnings, low price-to-cash flow and low price-to-book ratios. Companies ranging from small-cap to large-cap are considered. Additionally, a number of proprietary screens are employed in order to develop a comprehensive view of a company’s financial prospects. Thornburg scrutinizes the universe for companies that are strong and stable yet value-priced. This battery of screens generates a list of approximately 125 stocks that merit further consideration.

Thornburg will not purchase a security simply because it is priced cheaply relative to the market. The investment team spends the majority of its time on internal, bottom-up research, in its effort to understand the fundamental value of each stock that has been identified as promising. These efforts include thorough financial statement analysis, discussions with senior management of the companies, as well as coordinated research of the company’s competitors, suppliers and clientele. Fries seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock. Many of the investments made will be contrary to the popular consensus despite industry leadership positions and positive outlooks for earnings per share growth. Ultimately, Fries and his team of analysts attempt to estimate the business value of each company as a going concern. They determine not only an intrinsic value for each stock, but also seek to identify where potential weaknesses may lie, in an attempt to minimize downside risk.

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Each of the researched stocks is categorized into one of three pockets of value:

•	Basic Value - Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company’s net assets or potential earning power

•	Consistent Earners - Companies with steady earnings and dividend growth that are selling at attractive values and are priced historical norms

•	Emerging Franchises - Value-priced companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate

The dynamics of the companies that fall into each of these categories differ and, therefore, merit specific consideration within the context of that category. For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require more thorough analysis of the companies’ product cycles and the historical and prospective impact of the economy on those products. Within the context of each value category, Thornburg’s analysts evaluate and rank the most attractive prospects. Generally, Fries’ segment of the Fund’s portfolio is expected to include stocks from each category, with Basic Value stocks comprising a larger portion of the portfolio than either of the other two categories. Because of the diversification across these categories, Fries’ portfolio will typically be eclectic and not easily categorized as “growth” or “value,” “small-cap” or “large-cap.”

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO 80202

James Gendelman is the portfolio manager for the portion of the Fund’s assets allocated to Marsico Capital Management, LLC (“Marsico”). Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000. Prior to joining Marsico, Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor’s degree in Accounting from Michigan State University and a MBA degree in Finance from the University of Chicago. Gendelman was a certified public accountant with Ernst & Young from 1983 to 1985. Gendelman has been an investment manager to Masters’ Select International Fund since February 2005.

Gendelman is responsible for managing approximately 15 % of the Fund’s assets. In selecting investments for the Fund, Gendelman takes a research intensive hands-on fundamental approach.

Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics. The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large. He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition. In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes. These may include the company’s specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the investment team’s projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories—core growth, aggressive growth, and lifecycle change. Core growth companies represent a group that they have extensively modeled and where, in Gendelman’s view, the conviction level is high. Aggressive growth company selection generally represents companies that are trading at a premium valuation to their sector and/or market, but that also have higher growth expectations. This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth. Life-cycle change companies are those that Gendelman believes to be undergoing meaningful fundamental change such as new management, new products, or divestiture.

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In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape. In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends. The objective of this “top-down” analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

In researching companies, Gendelman and his team rely heavily on fundamental analysis. Fundamental work generally starts with building a detailed financial model of a company. The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow. Fundamental work also involves meeting with various levels of a company’s management and often also with its customers, suppliers, distributors, and competitors. These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

Gendelman does not follow a rigid valuation discipline. Rather, a company’s valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman’s assessment of what stage the economic cycle is in may impact his valuation sensitivity. Gendelman uses a variety of valuation metrics depending upon company-specific circumstances. For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find “metrics” such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons. A significant change in Gendelman’s macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals. An adverse change in fundamentals relative to the team’s expectations may also result in a sale. Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. (“Harris Associates”). Harris Associates, based in Chicago, is a wholly-owned subsidiary of CDC Ixis Asset Management. Herro has managed The Oakmark International Fund and The Oakmark International Small Cap Fund since their inceptions in 1992 and 1995, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has over 15 years of investment experience. Herro has been an investment manager to Masters’ Select International Fund since its inception in 1997.

Approximately 23% of the Fund’s assets are managed by Herro, who employs a highly-disciplined, bottom-up approach to stock picking. When evaluating potential investments, three key factors are typically assessed:

• Companies trading at less than 60% of the firm’s estimate of underlying business value

• Free cash flows and intelligent investment of excess cash

• High level of manager ownership

Herro begins with an investment universe of 5,000 to 6,000 non-U.S. stocks that are publicly traded and have information readily available. Herro then screens these stocks. The first screen is a “country cut” which eliminates stocks of countries that he believes do not have the adequate legal/regulatory structure and investment infrastructure in place to protect the interests of shareholders. Once such countries are eliminated, the next cut is one of market capitalization, eliminating those stocks whose market capitalizations are too small or do not trade at sufficient levels of liquidity. The final cut is one of valuation. After eliminating those stocks whose valuations are unreasonably high, Herro is left with a working list of approximately 200 to 300 stocks to begin applying his value discipline.

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Herro employs several risk controls that he considers important when constructing international portfolios:

• Currency risk
• Political risk
• Individual security/company-specific risk

Due to his bottom-up approach, Herro focuses on stock selection rather than industry or country selection. Currency hedging is done defensively and only if the dollar appears excessively undervalued. Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Theodore J. Tyson
Douglas R. Allen
Thomas Pak
Mastholm Asset Management, LLC
10500 N.E. 8th Street
Suite 1725
Bellevue, WA 98004

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC (“Mastholm”). Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988. He has over 20 years of investment experience in domestic and international markets. The Mastholm portfolio is managed by a team of portfolio managers led by Ted Tyson and including Thomas Pak and Doug Allen. Tyson and Allen worked together at American Century. Mastholm has been an investment manager to Masters’ Select International Fund since October 1999.

Approximately 23% of the Fund’s assets are managed by the Mastholm team. Mastholm’s investment approach is bottom-up all capitalization growth, primarily in developed markets.

Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings. Companies that pass their initial screens are reviewed to identify purchase candidates with the following characteristics:

• clarity of accounting and confirmation of real earnings growth
• operating results significantly higher than analysts expectations
• wide divergence of analyst expectations
• stock price below historical average range
• trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental analysis by the team. Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market. Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market. Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies. The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

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Investments are primarily concentrated in developed markets. Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY 10017

Amit Wadhwaney is the portfolio manager for the segment of the Fund’s assets managed by Third Avenue Management, LLC (“Third Avenue”). Wadhwaney has more than 20 years of experience in the investment business. Earlier in his career he was a securities analyst and, subsequently, Director of Research for MJ Whitman, Inc, an affiliate of Third Avenue. Prior to joining Third Avenue in 1999 as a foreign-securities analyst, Wadhwaney was a portfolio manager of the Carl Marks Global Value Fund, L.P. He has been the manager of the Third Avenue International Value Fund since its inception in 2001. Wadhwaney has been an investment manager to Masters’ Select International Fund since February 2005.

Wadhwaney manages approximately 15% of the Fund’s assets. He manages portfolios with a value-oriented style that is focused on buying and holding stocks of business that he believes are “safe” and that are selling significantly below their intrinsic value. To meet the safe criterion, businesses must be understandable and have strong finances and competent management. A business’s finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources. Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business. In addition, Wadhwaney prefers businesses that are likely to compound their value over time. This could arise from a company’s leadership position in the industry or management’s ability to convert its resources in a competent fashion (such as sales of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, or repurchases of stock).

Wadhwaney’s research objective is to develop a comprehensive understanding of a company’s business model and its environment, assess its true value, and to compare the company’s position within its industry. Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet. Fundamental research is relied on to make these assessments and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings. Wall Street research is seldom utilized. Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company. Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods. He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

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The Masters’ Select Value Fund in Detail

The Advisor’s strategy is to allocate the portfolio’s assets among investment managers who, based on the Advisor’s research, are judged to be among the best in the value style. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities. A manager may, on a temporary basis, hold more than 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 32 and 60 securities.

Each of the Fund’s investment managers has their own unique approach to company analysis and may define value differently. Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies. However, with the exception of David Winters, the investment managers have been instructed to focus primarily on mid and large-sized U.S.-based companies and to deviate from this universe only if foreign or small company opportunities are significantly more compelling. Winters has been given more latitude to invest in foreign stocks, stocks of various sized companies, and securities of distressed companies.

The Value Fund is structured as a non-diversified fund. Diversification is a way to reduce risk by investing in a wide range of securities. Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified. In instances when the Value Fund’s portfolio is not diversified, it may own large positions in a small number of securities. Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund. Significant fluctuations may affect the performance of the Value Fund.

Masters’ Select Value Fund Portfolio Managers

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”). Hawkins has been in the investment business for more than 25 years and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner. He has managed the Longleaf Partners Fund since its inception in 1987 and Longleaf Partners International Fund since its inception in 1998. Hawkins has been an investment manager to Masters’ Select Value Fund assets since its inception in June 2000.

Approximately 25% of the Fund’s assets are managed by Southeastern. The firm considers companies of all sizes, although most of its portion of the Fund’s assets are expected to be invested in mid-sized and larger companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

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To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

• Indications of shareholder-oriented management
• Evidence of financial strength
• Potential earnings improvement

Bill Miller
Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, MD 21202

Bill Miller is the portfolio manager for the segment of the Fund’s assets run by Legg Mason Funds Management, Inc. (“Legg Mason”). Miller has been in the investment business and with Legg Mason since 1981. He was co-manager of the Legg Mason Value Trust since its inception in April of 1982 and has been sole manager of the fund since the end of 1990. Miller is also the sole manager of the Legg Mason Opportunity Trust. Miller has been an investment manager to Masters’ Select Value Fund assets since its inception in June 2000.

Miller manages approximately 25% of the Fund’s assets. His investment approach is valuation driven with a focus on companies trading at significant discounts to his team’s assessment of intrinsic business value. Most of Miller’s investments for the Fund will be in mid-sized and larger companies, although he may also invest in some smaller companies. Miller and his team define intrinsic business value as the present value of the future cash flows of a business. They seek to purchase companies that are trading at least a 50% discount to their assessment of underlying intrinsic value in order to build in a margin of safety between what they believe a company is worth and what they are willing to pay for it.

Legg Mason’s process begins with a quantitative approach that helps to identify a universe of stocks that look statistically inexpensive relative to historical stock factors. The process then moves to the more important, qualitative assessment of underlying business value where they employ a multi-factor valuation approach focusing on the cash flows of the companies and the returns on invested capital. The team spends a great deal of time meeting with companies and understanding the capital allocation process employed. Their research often involves valuing companies under a variety of scenarios with varying probabilities associated with those scenarios. They attempt to determine the underlying economic value of the business through research, which may involve private market analysis, liquidation analysis, leveraged buy-out analysis and other analyses they deem appropriate. Valuation factors that are most important in evaluating companies are balance sheet strength, return on invested capital, the ability to generate free cash flow, pricing flexibility and position in their respective industries. The team focuses heavily on management’s ability to demonstrate and articulate a clear, value-creating capital allocation process. Other important qualitative factors that are incorporated into the analysis include their assessment of management, business strategies, the competitive position of a company and the long-term outlook for the industry. Research focuses on evaluating a company’s intrinsic business value and its ability to generate sustainable returns on capital above its cost of capital, thereby creating value for shareholders.

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The portfolio will be constructed and re-balanced so that the companies that are believed to offer the highest risk-adjusted rates of return represent the largest proportion of the portfolio. As a long-term investor, Miller prefers to let his winners run and will not seek to arbitrarily target percentage weightings within the portfolio.

Miller’s sell discipline is an integral part of his investment process and is critical to the generation of excess returns and controlling risk in the portfolio. He will sell a stock when one of three things occurs: (1) a stock has reached what he believes is fair value for the company; (2) he determines that the original analysis is no longer operative or the competitive environment has changed in some way since their initial analysis (e.g., new legislation or regulation); or (3) a more attractive investment alternative emerges which offers a better long-term risk-adjusted rate of return.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for the portion of assets allocated to Harris Associates L.P (“Harris Associates”). Harris Associates, based in Chicago, is a wholly-owned subsidiary of CDC Ixis Asset Management. Nygren joined the firm in 1983 as an Investment Analyst and later served as the firm’s Director of Research from 1990 through 1998. He has managed The Oakmark Select Fund since its inception in 1996 and The Oakmark Fund since April 2000. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has over 20 years of investment experience. Nygren has been an investment manager to Masters’ Select Value Fund assets since its inception in June 2000.

Approximately 25% of the Fund’s assets are managed by Nygren, who employs a highly-disciplined, bottom-up approach to stock-picking. When evaluating potential investments, three key factors are assessed:

• Companies trading at less than 60% of the firm’s estimate of underlying business value
• Free cash flows and intelligent investment of excess cash
• High level of manager ownership

Specific “buy” and “sell” targets are set for each security. Targets are regularly adjusted to reflect changes in a company’s fundamentals; but once set they determine buy and sell decisions. Nygren is flexible in his approach to determining the target price for companies in different industries. He generally views corporate restructuring, spinoffs and share repurchases as important catalysts in unlocking shareholder value.

Nygren’s philosophy of buying good businesses at inexpensive prices is the cornerstone of his investment process. By purchasing securities at a discount to underlying value and by partnering with shareholder-oriented management teams, he believes successful investment results over the long term with below average risk can be achieved.

Michael Embler
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

Michael Embler is the portfolio manager for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”). Embler, the Chief Investment Officer of Franklin Mutual, is also the portfolio manager of the Mutual Recovery and Mutual Beacon funds. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

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Embler manages approximately 25% of the Fund’s assets. Embler works closely with the Franklin Mutual team of research analysts who employ a value approach to investing which seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value. The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies. Franklin Mutual determines what a company would be worth if it were put up for auction and sold - and then seeks to buy at significant discounts. Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13d filings, and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for such reasons as earnings disappointments and adverse legal judgments. After identifying a new investment possibility, Embler and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business. In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

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The Masters’ Select Smaller Companies Fund in Detail

The Advisor’s strategy is to allocate the portfolio’s assets among investment managers whom, based on the Advisor’s research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities. A manager may, on a temporary basis, hold more than 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 50 and 75 securities.

As used in this Prospectus, we define a “Smaller Company” as one whose market-capitalization falls within the range of market capitalizations of any company in the Russell 2500 Index, as of the most recent reconstitution. Though the primary capitalization focus of the Fund is in the small-cap sector, we do not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock-picker continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to our investment managers. Overall, we expect the majority of the Fund’s holdings at any point in time to meet the definition of a small capitalization company, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns. The Fund’s managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

Masters’ Select Smaller Companies Fund Portfolio Managers

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”). D’Alonzo has been in the investment business for more than 20 years, is Chairman of the Brandywine Funds and is Chief Executive Officer and Chief Investment Officer of Friess. D’Alonzo has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Approximately 28% of the Fund’s assets are managed by D’Alonzo and his team. D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum. Emphasis is placed on companies with a market capitalization of less than $5 billion with a majority of holdings likely to be in companies with a market capitalization of less than $1.5 billion. These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth. In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value. D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. D’Alonzo and his team give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.

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John W. Rogers, Jr.
Ariel Capital Management, LLC
200 East Randolph Drive
Suite 2900
Chicago, IL 60601

John Rogers is the portfolio manager responsible for the segment of the Fund’s assets that are managed by Ariel Capital Management, LLC. (“Ariel”). Rogers is Chairman, Chief Executive Officer and Chief Investment Officer of Ariel, which he founded in 1983. He has managed the Ariel Fund since its inception in 1986 and the Ariel Appreciation Fund since October 2002, and also manages small and mid-cap institutional portfolios at Ariel. Rogers has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Approximately 22% of the Fund’s assets are managed by Rogers. Rogers and his team focus on identifying quality companies with strong financial characteristics selling at a discount to fair value of at least 40%. The team has a strong contrarian bent and focuses on the long-term fundamentals of a company compared to its price. Rogers prefers well-established businesses with earnings predictability and for this reason usually stays away from technology companies or companies with highly cyclical businesses. He has tended to invest most heavily in the consumer-oriented, financial, media and industrial sectors. Though Rogers is best characterized as a value investor, his preference for quality companies also results in his holding stocks of some companies that could be characterized as growth stocks selling at a reasonable price.

At a more specific level, Rogers’ preference for quality companies leads to an interest in companies that exhibit some of the following characteristics: a leadership position in their niche; a strong franchise; great products or services that are needed by their customers; barriers to competitive entry; pricing power and margins that provide for earnings consistency and growth; in an industry that is capable of consistent, fairly predictable growth; consistently high return on assets (or the ability to deliver good returns) with low reinvestment requirements; management that is honest, smart, has strong capital allocation skills, and is able to attract and keep quality people. The requirement for strong financial characteristics is primarily focused on debt levels and the ability to service debt. Valuation is looked at in a variety of ways but the primary focus is on private market value either based on discounted cash flow analysis or a transaction-based estimate of what a private buyer would pay for the company.

Ariel’s proprietary research process begins with the usual Wall Street sources - financial analysts’ reports, the standard computer databases and company press releases. Digging deeper, Rogers and his team review more than 150 newspapers, trade periodicals and technical journals. In this way, they believe they can uncover outstanding opportunities that others may have missed. Once they have identified a candidate for investment they comb through the company’s financial history and analyze its prospects, then develop long-range financial projections and detail the risks. The team’s findings are verified by conducting on-site visits and meeting with third party sources which may include the company’s suppliers and customers, competitors and former employees.

Rogers and his team also emphasize developing their own independent assessments of key executive. He believes the character and quality of a company’s management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which he invests. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team’s contacts and experience will alert the company to emerging opportunities.

Rogers believes ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, he believes that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. He does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy, or the manufacture of handguns. He believes these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

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Robert Rodriguez
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Bob Rodriguez is the portfolio manager responsible for the portion of the Fund’s assets managed by First Pacific Advisors, Inc (“FPA”). Rodriguez, who joined FPA in 1983, manages equity separate accounts and the FPA Capital Fund in the small/mid-cap absolute value equity style, along with his team members Dennis Bryan, Rikard Ekstrand and Steven Romick. Rodriguez is also the portfolio manager of FPA New Income Fund, a bond fund. Rodriguez has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Rodriguez is responsible for managing approximately 22% of the Fund’s assets. The general objective of Rodriguez’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and have a strong competitive position in their industry. In addition he has a bias towards companies that exhibit strong free cash flow, quality management and understandable business strategies. Rodriguez also emphasizes above-average return-on-capital though he tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet his valuation criteria.

Statistical screens that generate research ideas include “new low” lists and various value-oriented measures. In addition to quantitative screens, Rodriguez also looks at insider transactions, management changes and spin-offs. Big-picture trends or developments may also lead Rodriguez and the FPA team to look at certain stocks or industries.

Specific company research is intensive and involves finding as much information as possible from as many sources as possible. The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of the company. Following that, research focuses on gaining an understanding of the company’s business model, management quality, growth potential, strength and weaknesses and competitive position. Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent. As part of the research process there is usually contact with management (to assess the quality of the people), competitors, customers and other potential sources of information.

The overall assessment of fundamentals is not measured against a standard set of criteria, rather each is relative to the specific type of business or industry. In general, Rodriguez is looking for situations where certainty is high, thus a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy. Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management’s ability to add value through the deployment of excess cash.

Valuation is critical to the assessment of each stock-picking opportunity. Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue. The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry. In assessing valuations, the FPA team is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past. In assessing multiples they study what multiple levels were in past cycles and consider whether this information is relevant to assessing the potential for future multiples. The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.

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Rodriguez usually sells stocks for one of four reasons: (1) full valuation; (2) when there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc. Weiss is Executive Vice President and Portfolio Manager at Wells and has been in the investment business for more than 25 years. He has been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund (and its predecessor) since 1991 and has worked closely with Ann Miletti for several years. She began first as a research analyst and then as co-portfolio manager on a number of managed accounts and mutual funds, including the Wells Fargo Advantage Common Stock Fund (and its predecessor). Miletti has also made material contributions to the Masters' Select Equity Fund portfolio managed by Weiss. Weiss has been an investment manager to Masters' Select Smaller Companies Fund since its inception in June 2003.

Approximately 28% of the Fund's assets are managed by Weiss. He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

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Shareholder Services

Each Fund is a no-load fund, which means you pay no sales commissions of any kind. Once each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Closed Funds
The The Fund’s Board and Advisor believe that it is in the best interest of the Masters’ Select International Fund’s shareholders to slow the flow of assets moving into the Fund. It is believed that doing so will help preserve the ability of the Fund’s individual investment managers to effectively manage the Fund’s assets. Accordingly, the Masters’ Select International Fund is closed to new investors except as described below.

Shareholders will not be permitted to exchange shares of other Masters’ Select Funds for shares of the International Fund unless the exchanging shareholder was invested in the Internatinal Fund as of the Fund’s closing date (October 27, 2004) or the shareholder meets one of the criteria listed below.

You may continue to purchase shares of the International Fund (or any other Fund that becomes closed) if:

•	You have an existing account in the closed Fund (either directly with the closed Fund or through a financial intermediary) and you:

o	Add to your account through the purchase of additional closed Fund shares; or

o	Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the closed Fund; or

o
Open a new account that is registered in your name or has the same taxpayer identification number or social security number assigned to it, (includes UGMA/UTMA accounts with you as custodian and retirement accounts).

•	You are the client of a financial advisor or planner who had client assets invested with the closed Fund as of their closing date.

•
You purchase shares through a qualified employee retirement plan whose records are maintained by a trust company, financial intermediary or plan administrator and whose investment alternatives included shares of the closed Fund as of its closing date. IRA rollovers and transfers from these plans can be used to open new accounts.

•
You have an existing business relationship with the Advisor or its affiliates, and, in the judgment of the Advisor, your investment in the closed Fund would not adversely affect the Advisor’s or the investment managers’ ability to manage the closed Fund effectively.

•
You are an employee (or a member of an employee’s family) or the Advisor or an affiliated Litman/Gregory company, or you are a client of Litman/Gregory Asset Management, LLC and, in the judgment of the Advisor, your investment in the closed Fund would not adversely affect the Advisor’s or the investment managers’ ability to manage the closed Fund effectively.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to

1.	make additional exceptions that, in its judgment, do not adversely affect its ability to manage the closed Fund;

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2.	reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the closed Fund; and

3.
close and re-open the closed Fund to new or existing shareholders at any time or modify the criteria for accepting new or additional investments in the closed Fund at any time. You may be required to demonstrate your eligibility to buy shares in the closed Fund before your investment is approved.

The Masters’ Select Equity, Value and Smaller Companies Funds [currently] are open to all investors and you may purchase shares of those Funds at any time.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts For your general investment needs:
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as IRAs, Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

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Step 2

The second step involves determining the amount of your investment. The Masters’ Select Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances:

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular	$5,000	$250	$2,500
Retirement Account	$1,000	$250	$250
Automatic Investment Account	$2,500	$100	$2,500

The Distributor may waive the minimum investment from time to time.

Step 3

The third step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts must complete the Fund’s standard New Account Application. Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the application indicating the amount you are investing in each of the Masters’ Select Funds.

Step 4

The final step in opening your account is to mail the completed application, along with your check payable to the Masters’ Select Funds. The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards or cash. If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 21992 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Funds’ transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

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After your account is open, you may add to it by:

• Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 on page 52 for a list of instruments that will not be accepted for investment.

• Wiring money from your bank. Call 1-800-960-0188 for instructions.

• Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. It is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

• You wish to redeem more than $25,000 worth of shares.
• Your account registration information has changed within the past 30 days.
• The redemption check is being mailed to a different address from the one on your account (address of record).
• The check is being made payable to someone other than the account owner.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

• Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

• Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

• Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

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▪Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution with corporate seal or medallion guarantee.

• Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 21992 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188. The amount you wish to redeem (up to $25,000) will be wired to your bank account. This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. The minimum wire amount is $5,000. Your wire redemption request must be received by the Funds before 4:00 p.m. Eastern time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

• Confirmation statements (after every transaction that affects your account balance or your account registration)

• Financial reports (every six months)

• Account Statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund by mailing or delivering written instructions to the Transfer Agent. Please specify the names of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers”.

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Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

Each Fund’s NAV is the value of a single share. The NAV is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values. The Funds’ Statement of Additional Information further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Purchases

• All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

• The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

• If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

• Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

• Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

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Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain Financial Intermediaries (and their agents) that have made arrangements with the Funds to sell its shares. When you place your order with such a Financial Intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds. The Financial Intermediary (or agent) may hold your shares in an omnibus account in the Financial Intermediary’s (or agent’s) name, and the Financial Intermediary (or agent) maintains your individual ownership records. The Funds may pay the Financial Intermediary (or agent) a fee for performing this account maintenance service. The Financial Intermediary (or agent) may charge you a fee for handling your order. The Financial Intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

Redemptions

• Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.

• Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

• If the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
Each Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund. In limited circumstances where the Advisor has determined that there are alternative safeguards to prevent abusive trading, redemption fees may not be charged on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or purchased through certain intermediaries.

Policy Regarding Excessive Trading and Market Timing.
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described above.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

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Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis. Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Advisor believes could be harmful to a Fund). The Trust may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or the Advisor will identify all frequent purchase and sale activity affecting a Fund.

Each Fund may close small accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

Dividends, Capital Gains and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

• Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

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• Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

• Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59-1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, each Fund’s income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

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There are tax requirements that all funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 30% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 30% of your taxable distributions and redemptions.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, has been audited by ______________________, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

For a capital share outstanding throughout each year.
	MASTERS’ SELECT EQUITY FUND
	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year		$13.44	$10.19	$ 12.59	$ 12.98
Income from investment operations:
Net investment loss		(0.06)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency		1.88	3.29	(2.37)	(0.29)
Total from investment operations		1.82	3.25	(2.40)	(0.33)
Less distributions:
From net realized gain		--	--	--	(0.06)
Total distributions		--	--	--	(0.06)
Redemption fee proceeds		--^	--^	--^	--^
Net asset value, end of year		$15.26	$13.44	$ 10.19	$ 12.59
Total return		13.54%	31.89%	(19.06)%	(2.55)%
Ratios/supplemental data:
Net assets, end of year (millions)		$855.3	$609.9	$431.2	$508.9
Ratio of total expenses to average net assets:
Before fees waived		1.22%	1.25%	1.27%	1.28%
After fees waived		1.22%	1.23%	1.25%	1.26%
Ratio of net investment loss to average net assets:		(0.46)%	(0.39)%	(0.30)%	(0.36)%
Portfolio turnover rate		39.34%	84.28%	93.76%	94.98%

^ Amount represents less than $0.01 per share.

Prospectus                                                                                                                                                                                                                                                                                                              54

Financial Highlights

For a capital share outstanding throughout each year.
	MASTERS’ SELECT INTERNATIONAL FUND
	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year		$14.83	$10.70	$ 12.53	$ 15.31
Income from investment operations:
Net investment income		0.10	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency		2.01	4.09	(1.85)	(2.83)
Total from investment operations		2.11	4.16	(1.80)	(2.77)
Less distributions:
From net investment income		(0.07)	(0.03)	(0.03)	(0.03)
From net realized gain		--	--	--	--
Return of capital		--	--	--^	--^
Total distributions		(0.07)	(0.03)	(0.03)	(0.03)
Redemption fee proceeds		0.01	--^	--^	0.02
Net asset value, end of year		$16.88	$14.83	$ 10.70	$ 12.53
Total return		14.30%	38.86%	(14.34)%	(17.94)%
Ratios/supplemental data:
Net assets, end of year (millions)		$1,137.7	$733.5	$336.0	$278.9
Ratio of total expenses to average net assets:
Before fees waived		1.28%	1.30%	1.32%	1.37%
After fees waived		1.09%	1.10%	1.13%	1.19%
Ratio of net investment income to average net assets:		0.76%	0.69%	0.47%	0.52%
Portfolio turnover rate		87.88%	110.19%	141.07%	174.19%

^ Amount represents less than $0.01 per share.

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Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT VALUE FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period		$12.99	$9.82	$ 11.43	$ 10.45
Income from investment operations:
Net investment income		0.02	0.04	.0.06	--^
Net realized and unrealized gain (loss) on investments and foreign currency		1.89	3.13	(1.67)	1.00
Total from investment operations		1.91	3.17	(1.61)	1.00
Less distributions:
From net investment income		--	--	--	--^
From net realized gain		--	--	--	(0.03)
Total distributions		--	--	--	(0.03)
Redemption fee proceeds		--^	--^	--^	0.01
Net asset value, end of period		$14.90	$12.99	$ 9.82	$ 11.43
Total return		14.70%	32.28%	(14.09)%	9.64%
Ratios/supplemental data:
Net assets, end of period (millions)		$306.5	$181.0	$137.9	$160.5
Ratio of total expenses to average net assets:
Before fees waived		1.25%	1.30%	1.31%	1.37%
After fees waived		1.23%	1.28%	1.29%	1.35%
Ratio of net investment income (loss) to average net assets:		0.20%	0.35%	0.55%	(0.04)%
Portfolio turnover rate		29.14%	21.54%	54.08%	32.67%

^ Amount represents less than $0.01 per share.

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Financial Highlights

For a capital share outstanding throughout each period.
MASTERS’ SELECT SMALLER COMPANIES FUND

	Year Ended	Year Ended	Period Ended **
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning of period		$11.79	$10.00
Income from investment operations:
Net investment loss		(0.08)	(0.06)
Net realized and unrealized gain on investments		2.56	1.98
Total from investment operations		2.48	1.92
Less distributions:
From net realized gain		(0.43)	(0.13)
Total distributions		(0.43)	(0.13)
Redemption fee proceeds		--^	--^
Net asset value, end of period		$13.84	$11.79
Total return		21.01%	19.17%+
Ratios/supplemental data:
Net assets, end of period (millions)		$162.6	$51.2
Ratio of total expenses to average net assets:
Before fees waived		1.43%	1.67%*
After fees waived		1.40%	1.65%*
Ratio of net investment loss to average net assets:		(1.07)%	(1.33)%*
Portfolio turnover rate		148.81%	43.49%+

* Annualized.
** Commenced operations on June 30, 2003.
+ Not annualized.
^ Amount represents less than $0.01 per share.

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Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Not Part of Prospectus         Inside Back Cover

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Funds. Further additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request. To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of our SAI or shareholder reports by accessing our web site (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. You may also visit the SEC public reference room. Information on the operation of the public reference room can be obtained by calling 1-202-551-8090. To obtain copies of these publications, you may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You may also make an electronic request at: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Investment Company Act File No: 811-07763.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity	MSEFX	576417109	305
International Fund	Intl	MSILX	576417208	306
Value Fund	Value	MSVFX	576417406	307
Smaller Companies Fund	Smaller	MSSFX	576417307	308

Web site:

www.mastersfunds.com

The Masters’ Select Funds
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2006 Litman/Gregory Fund Advisors, LLC. All rights reserved.

THE MASTERS’ SELECT FUNDS TRUST
The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

Statement of Additional Information

Dated April __, 2006

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April __, 2006, as it may be amended from time to time, of The Masters’ Select Equity Fund (the “Equity Fund”), The Masters’ Select International Fund (the “International Fund”), The Masters’ Select Value Fund (the “Value Fund”) and The Masters’ Select Smaller Companies Fund (the “Smaller Companies Fund” and, together with the Equity Fund, the International Fund, and the Value Fund, individually a “Fund” and, collectively, the “Funds”), each a series of the Masters’ Select Funds Trust (the “Trust”), formerly known as the Masters’ Select Investment Trust until December 1997. Litman/Gregory Fund Advisors, LLC (the “Advisor”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each a “Manager”, and, collectively, “Managers”), each responsible for portfolio management of a segment of a Fund’s total assets. A copy of the Fund’s prospectus and most recent annual report may be obtained from the Trust at 4 Orinda Way, Suite 230-D, Orinda, California 94563, telephone (800) 960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2005 are incorporated by reference to the Funds’ 2005 Annual Report.

TABLE OF CONTENTS

FUND HISTORY	2
INVESTMENT OBJECTIVES, POLICIES AND RISKS	2
BOARD OF TRUSTEES	21
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	25
THE ADVISOR AND THE MANAGERS	26
ADDITIONAL PORTFOLIO MANAGER INFORMATION	28
PROXY VOTING POLICIES AND PROCEDURES	43
ADMINISTRATOR	56
PORTFOLIO TRANSACTIONS AND BROKERAGE	57
DISTRIBUTION OF FUND SHARES	60
PORTFOLIO TURNOVER	60
NET ASSET VALUE	60
TAXATION	62
DIVIDENDS AND DISTRIBUTIONS	64
ANTI-MONEY LAUNDERING PROGRAM	64
GENERAL INFORMATION	65
FINANCIAL STATEMENTS	66
APPENDIX	67

FUND HISTORY
The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of four separate series: the Equity Fund, the International Fund, the Value Fund and the Smaller Companies Fund.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is set forth in its respective prospectus. There is no assurance that each Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Under certain conditions, including unusual market conditions and for temporary defensive purposes, up to 35% of each Fund’s total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

The Advisor does not expect each Fund’s portfolio turnover rate to exceed 150% in most years.

Cash Position
When a Fund’s Manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Manager may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Managers act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Convertible Securities and Warrants
Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities
Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
Each Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s or “BBB” by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” and/or “BBB” are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies
From time to time, the Masters’ Select Value Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”) including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (“SEC”), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase trade claims and other direct obligations or claims (“Trade Claims”) of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds
Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations
Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities
Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments
Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities
Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies
Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts
Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options
Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”). A Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund’s use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Manager’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use or Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Repurchase Agreements
Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements.
Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Manager to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing
Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the  Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
Each Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of a Fund’s loans must permit a Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities
Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager. The Advisor and the Managers will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with a Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Initial Public Offerings
The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro cap size. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

Risks of Investing in Small Companies
Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund, except for the Value Fund, is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Value Fund is a non-diversified fund and is not subject to the above requirements. Each Fund’s investment objective is also fundamental.

In addition, a Fund may not:

1.  Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

2.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

3.  Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.  Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

5.  Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6.  Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

7.  Invest in oil and gas limited partnerships or oil, gas or mineral leases;

8.  Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

9.  Make investments for the purpose of exercising control or management.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not:

1.  Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

2.  Invest more than 15% of its assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board of Trustees, who are responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Managers, Administrator, Custodian and Transfer Agent, and review performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board of Trustees. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.

Independent Trustees*

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; Served since inception	Executive Chairman, Ask Jeeves, Inc. (technology) since 2004; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	4	Ask Jeeves and Fair, Isaac and Company, Inc. (technology)
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; Served since inception	Vice President, RuotSource Consulting Services (organizational planning and development) since 2002; Senior Vice President, Consulting Services, Silicon Valley, Right Associates (industrial psychologists) from 1990 to 2002.	4	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1948)	Independent Trustee	Term: Open Ended; Served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds - Investment Trust
Taylor M. Welz 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Independent Trustee	Open-ended term; Served since inception	CPA/PFS, CFP. Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants).	4	None
*Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

Interested Trustees & Officers

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Kenneth E. Gregory* 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; Served since inception	President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of L/G Research, Inc. (publishers) and Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research).	4	None
Craig A. Litman* 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; Served since inception	Treasurer and Secretary of the Advisor; Vice President and Secretary of L/G Research, Inc.; Chairman of Litman/Gregory Asset Management, LLC.	4	None
John Coughlan 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; Served as Treasurer since inception of Funds, and Chief Compliance Officer since September 2004	Chief Operating Officer, Litman/Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/Gregory Asset Management, LLC.	N/A	None
* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act because of their relationship with the Advisor.

Board Committees
The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time

Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan
Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Trustee Ownership of Fund Shares
As of December 31, 2005, the Trustees owned the following dollar range of shares of the Funds: (1)
Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
A. George Battle
Frederick August Eigenbrod, Jr.
Harold M. Shefrin
Taylor M. Welz
Kenneth E. Gregory
Craig A. Litman
(1)  Dollar Range of Equity Securities in the Fund:
A=$1-$10,000
B=$10,001-$50,000
C=$50,001-$100,000
D=Over $100,000
(2)	The Trustees oversee four registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates
As of December 31, 2005, the Trustees who are not “interested” persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), and the members of their respective immediate family, did not own any securities beneficially or of record in the Advisor, the Managers, Quasar Distributors LLC (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and the members of their respective immediate family, do not have a direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Managers, the Distributor, or any of their respective affiliates.

Compensation
For the current year, each Independent Trustee receives an annual fee of $40,000 allocated $6,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its Committees. As of April 1, 2006, to the best of the knowledge of the Trust, the Board of Trustees and the officers of the Funds, as a group, owned of record less than __% of the outstanding shares of the Smaller Companies Fund, the Equity Fund, the Value Fund and the International Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during 2005:

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
A. George Battle, Trustee
Frederick A. Eigenbrod, Jr., Trustee
Harold M. Shefrin, Trustee (1)
Taylor M. Welz, Trustee
Kenneth E. Gregory, President and Trustee
Craig A. Litman, Secretary and Trustee

(1) Mr. Shefrin became a Trustee in February 2005.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of April 1, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Masters’ Select Equity Fund
Name and Address	Shares	% Ownership	Type of Ownership

Masters’ Select International Fund
Name and Address	Shares	% Ownership	Type of Ownership

Masters’ Select Value Fund
Name and Address	Shares	% Ownership	Type of Ownership

Masters’ Select Smaller Companies Fund
Name and Address	Shares	% Ownership	Type of Ownership

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees of the Funds has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•
The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Managers and the Trust’s Board of Trustees;

•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person, other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE MANAGERS

Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board of Trustees pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager. In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Manager’s allocated portion of each Fund’s assets, (ii) effect the purchase and sale of portfolio securities for Manager’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager’s allocated portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to Manager’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Managers’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

The Advisor has contractually agreed to waive a portion of its advisory fees on each Fund to the extent there are reductions in the Managers’ fees in effect at the beginning of a given [calendar] year; reductions in Managers’ fees can occur due to changes in Managers, the negotiation of different Manager fee schedules, the reallocation of assets among Managers or for other reasons. The Advisor retains the right to cease waiving fees if the underlying economics that prompted the waiver change. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of any reductions in the fees the Advisor is required to pay to the Managers. The Advisor has agreed to waive its right to reimbursement of the waived fees. Also, the Advisor may contractually agree to reduce its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund. In contrast to the waived fees discussed above, any other reductions made by the Advisor in its fees or operating expenses paid by the Advisor (collectively, “subsidies”) may be subject to reimbursement by the applicable Fund within the following three fiscal years, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year. Any such reimbursements are subject to approval by the Trust’s Board of Trustees. The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund’s operating expenses for the current fiscal year.

The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman/Gregory Asset Management, LLC.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

    The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days’ written notice to the Advisor or a Manager. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Manager on 60 days’ written notice to the Trust. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board of Trustees requests and evaluates information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting on November 10, 2004, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreement and Management Agreements and the initial approval of certain Management Agreements, including the nature and quality of the services provided to the Funds by the Advisor and the Managers, the fees and expenses borne by the Funds, and the profitability of the relationship for the Advisor.

As compensation for its investment management services, each of the Funds paid to the Advisor the investment advisory fees in the amount specified below. Additional investment advisory fees payable under the investment advisory agreement may have, instead, been reduced by the Advisor, but may be subject to reimbursement by the respective Fund, as discussed previously.

Advisory Fees Paid to Advisor, Net of Waivers
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund*
2005
2004	$7,796,883	$8,492,900	$2,523,260	$1,005,148
2003	$5,353,461	$4,103,457	$1,593,119	$202,391

Amounts Waived by the Advisor
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund*
2005
2004	$29,307	$1,705,170	$57,622	$28,815
2003	$104,986	$904,267	$41,118	$4,539

*The Smaller Companies Fund commenced operations on June 30, 2003; therefore, amounts shown are for a partial year.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio managers' compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they serve. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Fund’s fiscal year-end, December 31, 2005. Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Kenneth E. Gregory (Litman/Gregory)
Jeremy DeGroot (Litman/Gregory)
Equity Fund
Craig Blum (TCW)
Stephen Burlingame (TCW)
Christopher Davis (Davis Advisers)
Bill D’Alonzo (Friess)
Kenneth Feinberg (Davis Advisers)
Mason Hawkins (Southeastern)
Bill Miller(1)(2)(Legg Mason)
Dick Weiss (Wells Capital)
International Fund
Doug Allen (Mastholm)
Bill Fries (Thornburg)
James Gendelman (Marsico)
David Herro (Harris)
Tom Pak (Mastholm)
Ted Tyson (Mastholm)
Amit Wadwhaney (Third Avenue)
Smaller Companies Fund
David Anthony (Ranger)
Bill D’Alonzo (Friess)
Robert Rodriguez (FPA)
John Rogers (Ariel)
Dick Weiss (Wells Capital)
Value Fund
Mason Hawkins (Southeastern)
Bill Miller(1)(2)(Legg Mason)
Bill Nygren (Harris)
David Winters (Franklin Mutual)

(1) Two of the registered investment companies for which the portfolio manager is primarily responsible for day-to-day management serve as master portfolios for other registered investment companies and separate accounts that are managed on a day-to-day basis by other portfolio managers. As of December 31, 2005 the total assets in these accounts was approximately $___ billion.
(2) Four of the accounts that are based on master portfolios for which the portfolio manager is primarily responsible for day-to-day management pay performance fees. As previously noted, the portfolio manager is not primarily responsible for day-to-day management of these accounts. As of December 31, 2005, the total assets in these accounts amounted to approximately $___ billion.

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of each Fund’s fiscal year-end, December 31, 2005. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Craig Blum (TCW)
Stephen Burlingame (TCW)
Mason Hawkins (Southeastern)
International Fund
Doug Allen (Mastholm)
Tom Pak (Mastholm)
Theodore Tyson (Mastholm)
Amit Wadwhaney (Third Avenue)
Smaller Companies Fund
John Rogers (Ariel)
Value Fund
Mason Hawkins (Southeastern)
David Winters (Franklin Mutual)

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following sub-advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

ARIEL
Sub-Advisor to the Smaller Companies Fund

All accounts are managed by the portfolio manager using a model portfolio. Investment decisions are allocated across all accounts managed by Ariel in accordance with a strategy that is designed to limit the conflicts that arise from the management of multiple accounts. Differences in portfolio holdings among investment accounts managed by the portfolio manager may result from individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management in individual accounts.

DAVIS ADVISERS
Sub-Advisor to the Equity Fund

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisers determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisers other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisers may place separate, non simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisers or Davis family members in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisers has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisers does not receive an incentive based fee on any account.

FIRST PACIFIC ADVISORS, INC.
Sub-Advisor to the Smaller Companies Fund

Although FPA manages other accounts that may have similar investment objectives or strategies, FPA believes that no material conflicts currently exist, and that any material conflicts of interest which may arise in connection with FPA's management of the Smaller Companies Fund's investments and the management of the investments of other accounts are addressed primarily through FPA's allocation policies. Under these policies, FPA attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Smaller Companies Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Smaller Companies Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

FRANKLIN MUTUAL ADVISERS, LLC
Sub-Advisor to the Value Fund

The management of multiple funds, including the Value Fund, and accounts may give rise to potential conflicts of interest if the Value Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across the Value Fund and multiple accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, risk arbitrage securities and distressed companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Value Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separation of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Value Fund may outperform the securities selected for the Value Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for the Value Fund or more than one other account, the Value Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all the Value Fund and other eligible accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among the Value Fund and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that FMA’s Code of Ethics will adequately address such conflicts.

The portfolio manager and FMA have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

FRIESS ASSOCIATES
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

All of Friess’ clients are subject to the exact same management fee structure, which is a mechanism designed to eliminate certain potential conflicts. Friess Associates only offers growth equity management services, which are also designed to eliminate some potential conflicts of interest associated with multiple investment strategies. Friess' allocation methodology is designed to fairly allocate investment ideas among all eligible client portfolios. Criteria used to determine eligible portfolios include: cash availability; client mandated restrictions; and, overall client portfolio composition. Generally, trade orders are allocated on a pro rata basis across all eligible portfolios. Occasionally, circumstances may exist that require discretion to fill orders for specific portfolios before others, such as: significant cash requirements and liquidity constraints preventing all portfolios' participation. The Equity Fund and the Smaller Companies Fund, and other client portfolios with a concentrated mandate (limited number of positions), will likely experience a larger percentage of each position relative to its assets versus other client portfolios. Further, the Equity Fund and the Smaller Companies Fund will not necessarily participate in all trade allocations, and may trade independently of other client portfolios.

HARRIS ASSOCIATES
Sub-Advisor to the International Fund and the Value Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the International Fund’s and the Value Fund’s accounts and other accounts managed by the portfolio managers, including affiliated client accounts, accounts in which the portfolio managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities. Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objections, guidelines, restrictions and circumstances of each account. It is the policy of Harris to allocate investment opportunities to each client, including the International Fund and the Value Fund over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations. When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients’ orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filed, Harris’ traders will allocate securities among the accounts participating in the order, and “product accounts” (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the International Fund and the Value Fund, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

LEGG MASON
Sub-Advisor to the Equity Fund and the Value Fund

The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may have an opportunity to purchase investments of limited availability. In this circumstance, the portfolio manager will review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, and other factors to determine the suitability of the investment for each account and to ensure that accounts are treated equitably. The portfolio manager may also decide to purchase or sell the same security for multiple accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager’s policies permit the portfolio manager under certain circumstances to allocate securities in a manner other than pro rata if it is determined that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

The portfolio manager has an ownership interest in the company that serves as investment manager for one of the investment companies for which he has primary day-to-day management responsibilities. As a result, the portfolio manager may receive a greater relative benefit from activities that increase the value of this company, including, but not limited to increases in assets under management.

Legg Mason believes that the portfolio manager’s simultaneous management of the portion of the Equity Fund the Value Fund and other accounts does not create any material conflicts of interests.

LITMAN/GREGORY
Advisor to the Funds

Litman/Gregory has overall responsibility for assets under management, and conducts oversight and evaluation of the Funds’ investment managers, and other duties. Litman/Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by Messrs. Gregory and DeGroot. Litman/Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any arise.

MARSICO CAPITAL
Sub-Advisor to the International Fund

Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the International Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary the International Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

MASTHOLM
Sub-Advisor to the International Fund

Mastholm is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Mastholm manages for the International Fund. Positions are bought and sold for all clients based on their investment criteria and Mastholm's investment style. Mastholm manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

RANGER
Sub-Advisor to the Smaller Companies Fund

The portfolio manager makes investments on behalf of the Smaller Companies Fund and other pooled investment vehicles and individually managed separate accounts. At times the portfolio manager may purchase the same security in an aggregate amount for the accounts of the Smaller Companies Fund and one or more of such additional accounts. The portfolio manager has implemented policies to ensure that allocations of securities, including with respect to transaction execution thereof, is done in a manner which is fair and equitable.

SOUTHEASTERN
Sub-Advisor to the Equity Fund and the Value Fund

Conflicts of interest could arise in connection with managing the Litman Gregory accounts side by side with Southeastern’s other clients. Such other client accounts include domestic, global, international, small-cap and balanced mandates, and investment opportunities may be appropriate for more than one category of account. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account is systematically given preferential treatment over time, and Southeastern’s compliance personnel monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 3% of total assets managed by Southeastern as of December 31, 2005. A potential conflict that Southeastern views as more material is the ownership Southeastern’s personnel has in each of the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equal treatment.

TCW
Sub-Advisor to the Equity Fund

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Equity Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Equity Fund.

THIRD AVENUE
Sub-Advisor to the International Fund

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the International Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to Third Avenue, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the International Fund.

Circumstances may arise under which Third Avenue determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, Third Avenue will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the International Fund, Third Avenue may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the International Fund with the average price. The portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the International Fund.

THORNBURG
Sub-Advisor to the International Fund

Most investment advisors and their portfolio managers manage investments for multiple clients, which may include mutual funds, private accounts and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include any of the following:

•	Allocating a favorable investment opportunity to one account but not another;
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and
•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

As a sub-advisor to the International Fund, Thornburg has informed the International Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the International Fund’s investments and the portfolio manager’s management of other accounts. As of December 31, 2005, Thornburg has also informed the International Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Wells Capital’s portfolio managers may experience conflicts of interest as a result of the disparate advisory fees he may earn from other accounts (not including the registered investment companies) compared to registered investment companies. Because advisory fees for mutual funds tend to be lower than those for other accounts, the portfolio manager may be inclined to give more time and attention to the other accounts. Similarly, unlike for mutual funds, the portfolio manager is more likely to develop personal relationships with clients in other accounts than with investors in the Equity Fund and the Smaller Companies Fund and therefore may be inclined to allocate more time and attention to such client accounts. However, like other investment advisers, Wells Capital has adopted procedures to ensure that clients are treated fairly to minimize inherent conflicts of interest of managing multiple accounts.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2005.

ARIEL
Sub-Advisor to the Smaller Companies Fund

Mr. Rogers' compensation is composed of (i) a variable base salary that is calculated based upon market factors applicable to comparable chief executive officers of comparable advisory firms; (ii) a variable quarterly bonus that is related to the profitability of Ariel; (iii) an annual incentive that is based upon goals set by Ariel's Board of Directors that are tied to the annual performance of Ariel's separately managed account portfolios as well as Ariel Fund and Ariel Appreciation Fund, both series of the Ariel Investment Trust, an open-end, diversified investment management company, the performance of Ariel (profitability standards based on EBITDA margin), adherence to investment strategy and Mr. Rogers execution of various annual goals; (iv) an annual stock grant that is based upon Mr. Rogers' contribution to Ariel and his perceived value in the marketplace; and (v) certain retirement plan benefits. There is no set formula for any of the above components of Mr. Rogers' compensation; rather, all compensation is based on the execution of goals determined by Ariel's Board of Directors at the beginning of each year.

The retirement plan benefits which the portfolio manager receives are not fixed and not based on the performance of the Smaller Companies Fund. Mr. Rogers participates in Ariel's 401(k) and profit sharing plans. Ariel's contributions to these plans are unrelated to the Smaller Companies Fund's performance or asset level. A matching contribution on Mr. Rogers’ behalf is made to Ariel's 401(k) plan, and the firm contributes the maximum allowable contribution on Mr. Rogers' behalf to the profit sharing plan on an annual basis. There is no difference in how Mr. Rogers is compensated with respect to the Smaller Companies Fund and other accounts.

DAVIS ADVISERS
Sub-Advisor to the Equity Fund

Kenneth Feinberg’s compensation as a Davis Advisers employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisers’ profits, (iii) awards of equity (“Units”) in Davis Advisers including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisers purchases shares in selected funds managed by Davis Advisers. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Christopher Davis’ annual compensation as an employee and general partner of Davis Advisers consists of a base salary.

Davis Advisers’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

FRANKLIN MUTUAL ADVISERS, LLC
Sub-Advisor to the Value Fund

FMA’s portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Each portfolio manager is eligible to receive an annual bonus. FMA feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in FMA’s parent company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock which vest over a three-year period (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock that vest over a three-year period. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of the manager and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•
Investment Performance: The historic investment performance for the preceding year as well as longer time periods of all accounts managed by the portfolio manager is considered, with an emphasis on top (second quartile or better) performance. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark and securities market index (for example, Russell 3000 Value Index).

•
Non-Investment Performance: The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

•	Research: Since the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
•	Responsibilities: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio manager to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

David Winters, as the Chief Investment Officer of FMA, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

FIRST PACIFIC ADVISORS, INC.
Sub-Advisor to the Smaller Companies Fund

The portfolio manager receives a compensation package that includes a fixed salary, variable bonus and variable retirement plan benefits. The portfolio manager’s salary, bonus and retirement plan benefits are not based on the performance of the Smaller Companies Fund or on the value of the assets in the portfolio of such Fund. Mr. Rodriguez receives residual profits of FPA.

FRIESS ASSOCIATES, LLC
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The portfolio manager receives a compensation package that includes a salary, bonus and retirement plan benefits, none of which are fixed, based on the performance of the Equity Fund and the Small Companies Fund or on the value of the assets in the portfolios of such Funds. Responsibility and tenure of the portfolio manager are criteria used in the determination of the salary. Mr. D'Alonzo's bonus is determined by Friess’ management committee, which considers the performance of the Equity Fund, the Smaller Companies Fund, and other clients' performance, the financial health of Friess and other issues related to Mr. D'Alonzo's leadership. Mr. D'Alonzo, and all employees of Friess, receive annual retirement plan contributions based on a fixed percentage of their compensation up to allowable limits. Friess' ability to make contributions is contingent on its financial health.

Mr. D'Alonzo has an ownership stake in Friess. All owners receive dividends based upon the profitability of Friess. The Equity Fund, the Small Companies Fund and all of other Friess’ clients, pay Friess a management fee at an annual rate of one percent based on the value of the assets in each client's respective portfolio. The collective investment performance of all Friess' client portfolios has the single largest impact on the profitability of Friess and Mr. D'Alonzo's compensation.

HARRIS
Sub-Advisor to the International Fund and the Value Fund

Bill Nygren is the portfolio manager of the Value Fund and David Herro is the portfolio manager of the International Fund. Each of the portfolio managers are partners of Harris, a sub-advisor to those funds. The portfolio managers are compensated solely by Harris.

Harris’ compensation of its investment professionals, including the portfolio managers of the Value Fund and International Fund, is based upon an assessment of each individuals long-term contribution to the investment success of Harris. Compensation for each of the managers of the Value Fund and International Fund is structured as follows:

Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual’s participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of portfolio managers of the Value Fund and the International Fund, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager’s assets under management. The manager’s compensation is not based solely on an evaluation of the performance of the Value Fund and the International Fund. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to their role as portfolio managers, Mr. Nygren and Mr. Herro are research analysts, and their compensation is also based on the their contributions made to Harris in that role. The specific qualitative and quantitative factors considered in evaluating an analyst’s contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of Harris, are taken into account in the compensation process.

LEGG MASON
Sub-Advisor to the Equity Fund and the Value Fund

The portfolio manager serves as Chief Executive Officer and Chief Investment Officer for Legg Mason Funds Management, Inc. and Legg Mason Capital Management, Inc. The portfolio manager also serves as managing member for LMM LLC. The portfolio manager has an employment contract with Legg Mason, Inc. pursuant to which he is compensated like a business owner with regard to the revenues of each of these companies. The portfolio manager does not receive a specific salary or bonus from any of these companies. The portfolio manager has an ownership interest in LMM LLC, which is the investment manager for one of the registered investment companies for which the portfolio manager has primary day-to-day management responsibilities, and therefore the portfolio manager also benefits from any increase in the value of this company. The portfolio manager is eligible to receive stock options from Legg Mason, Inc. based upon an assessment of the portfolio manager’s contribution to the success of the company. The portfolio manager is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

LITMAN/GREGORY
Advisor to the Funds

Litman/Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of company profits commensurate with the portfolio managers’ respective ownership percentages in Litman/Gregory.

MARSICO CAPITAL
Sub-Advisor to the International Fund

Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's investment team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

MASTHOLM
Sub-Advisor to the International Fund

The portfolio managers each receive a compensation package that includes fixed guaranteed payments, variable profit distributions and fixed retirement benefits in a 401(k) plan, none of which are based on the performance of the International Fund or the value of the assets in the portfolio of such Fund.

RANGER
Sub-Advisor to the Smaller Companies Fund

The portfolio manager receives a compensation package that includes a fixed salary and retirement plan benefits, neither of which is based on the Smaller Companies Fund’s pre-tax performance or the value of assets in the portfolio of such Fund. The portfolio manager is an equity owner of Ranger and potentially receives profit distributions which may increase or decrease in proportion to assets under management. There is no difference in the method used to determine any compensation received by the portfolio manager for the Smaller Companies Fund or other investment accounts.

SOUTHEASTERN
Sub-Advisor to the Equity Fund and the Value Fund

The portfolio manager receives a compensation package that includes a salary, bonus and retirement plan benefits. The portfolio manager’s salary is fixed at a level comparable to investment firms elsewhere.  The portfolio manager’s bonus is variable, based on pre-tax performance and the portfolio manager’s contribution to Southeastern over the year. For purposes of determining the bonus, the following factors are considered:

•	How investment ideas generated by the manager performed both in price and value growth;
•	How the Longleaf Funds and other Southeastern accounts (such as the Equity and Value Funds) performed as measured against inflation plus 10%; and
•	How Southeastern performed overall.

The retirement plan benefits which the portfolio manager receives are fixed on the same basis as all other employees of Southeastern.

TCW
Sub-Advisor to the Equity Fund

Portfolio managers are generally compensated through a combination of a fixed base salary that is not based on the performance of the Equity Fund and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates (collectively, "TCW") and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Equity Fund. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Equity Fund is the same as that used to compensate them for all other TCW client accounts they manage. The portfolio managers do not receive discretionary bonuses.

Certain accounts managed by TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Equity Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of TCW as well. TCW maintains a broad-based and non-discriminatory 401(k) plan in which the portfolio managers may participate. There is no difference in the basis on which the portfolio managers are compensated relative to the Equity Fund, and the basis on which they are compensated relative to any other accounts for which they respectively have responsibility.

THIRD AVENUE
Sub-Advisor to the International Fund

Each Third Avenue portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of Third Avenue. The bonus is determined in the discretion of senior management of Third Avenue, and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the individual employee.

THORNBURG
Sub-Advisor to the International Fund

The compensation of the portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. The portfolio manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is based on subjective criteria, which include, but are not limited to: revenues available to pay compensation of the portfolio manager, including advisory fees attributable to the International Fund; multiple year historical total return of accounts managed by the portfolio manager, including the International Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the International Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends of the investment manager, such benefits accrue from the overall financial performance of Thornburg.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The portfolio manager receives a compensation package that includes a salary, bonus and pension and retirement plan benefits. The portfolio manager’s salary and plan benefits which the portfolio manager receives are fixed and not based on the performance of the Equity Fund or the Smaller Companies Fund or on the value of the assets in the portfolios of such Funds. The portfolio manager’s bonus is not fixed, is based on the non-benchmarked pre-tax performance of the Equity Fund and the Smaller Companies Fund and on the value of assets in the portfolios of such Funds. Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success, which may include the portfolio manager, may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2005.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Doug Allen/
International Fund
David Anthony
Smaller Companies Fund
Craig Blum/
Equity Fund
Stephen Burlingame/
Equity Fund
Christopher Davis/
Equity Fund
Bill D’Alonzo/
Equity Fund
Smaller Companies Fund
Jeremy DeGroot
Equity Fund
International Fund
Smaller Companies Fund
Value Fund
Kenneth Feinberg/
Equity Fund
Bill Fries/
International Fund
Kenneth E. Gregory
Equity Fund
International Fund
Smaller Companies Fund
Value Fund
James Gendelman/
International Fund
Mason Hawkins/
Equity Fund
Value Fund
David Herro/

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
International Fund
Bill Miller /
Equity Fund
Value Fund
Bill Nygren/
Value Fund
Tom Pak/
International Fund
Robert Rodriguez/
Smaller Companies Fund
John Rogers/
Smaller Companies Fund
Ted Tyson/
International Fund
Amit Wadwhaney/
International Fund
Dick Weiss/
Equity Fund
Smaller Companies Fund
David Winters/
Value Fund

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Managers.

LITMAN/GREGORY FUND ADVISORS, LLC
Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”), however the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Managers. To the extent such responsibility is delegated to a Manager, the Manager shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Manager shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

ARIEL CAPITAL MANAGEMENT, LLC. (“Ariel”)
Sub-Advisor to the Smaller Companies Fund

Ariel exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. Ariel takes its ownership responsibilities very seriously. Ariel exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Ariel acquires and holds a company’s securities in the portfolios it manages with the expectation that the securities will be a good long-term investment and will appreciate in value. As such, Ariel votes proxies with a focus on the investment implications of each proxy proposal. While Ariel’s proxy voting guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Ariel’s voting guidelines are designed to reflect Ariel’s view of their potential impact on long-term shareholder value. These guidelines will frame the analysis of each proxy issue and provide a basis for decision-making. In evaluating issues, Ariel may consider information from many sources.

Ariel votes proxies on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to Ariel. A client may retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies.

Subject to the oversight and review of Ariel’s Compliance Officer, Ariel’s research analysts are responsible for monitoring corporate actions and analyzing issues raised by client proxies if Ariel has been assigned the right to vote the proxies. Administrative personnel ensure that the proxies are voted and that voting is done in a timely manner.

Prior to casting a vote, Ariel may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Ariel may express to company management its views on key issues that affect shareholder value.

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Ariel’s client and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

(1) Whether Ariel has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Ariel may have an economic incentive to vote in a manner that would please corporate management if Ariel was in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Ariel. Such business could include, among other things, managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2) Whether there are any business or personal (including familial) relationships between an Ariel employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Ariel’s compliance personnel will initiate the process of soliciting information from Ariel’s marketing departments regarding any actual or potential conflicts as outlined above. They will then forward such information to the Ariel research analysts responsible for deciding how the proxy should be voted and documenting their reasoning. Analysts may consult with Ariel’s Director of Research if questions arise during their review of proxy proposals. Administrative personnel vote the proxies in conformance with direction received from the research analysts or Ariel’s Proxy Resolution Committee.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred by the analyst to the Proxy Resolution Committee (the “Committee”). The Committee is charged with determining that the analysts’ decisions regarding proxy voting are based on the best interests of Ariel’s clients and are not the product of a conflict. Proxy votes consistent with Ariel’s voting guidelines are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisers”)
Sub-Advisor to the Equity Fund

Davis Advisers votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisers takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisers exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Davis Advisers votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisers takes into consideration its duty to clients and all other relevant facts available to Davis Advisers at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisers has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisers considers in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, Davis Advisers will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in Davis Advisers’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which Davis Advisers consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisers considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisers' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because Davis Advisers tries generally to invest with "owner oriented" managements (see above), Davis Advisers votes with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from Davis Advisers’ initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisers supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisers opposes proposals that limit management's ability to do this. Davis Advisers will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisers supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisers generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisers exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisers Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisers may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisers has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisers' interests and those of its clients, Davis Advisers' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation: (1) Votes consistent with the "General Proxy Voting Policies," are to be consistent with the best interests of clients; (2) Davis Advisers may disclose the conflict to the client and obtain the client's consent prior to voting the proxy; (3) Davis Advisers may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest effectively insulate the decision on how to vote client proxies from the conflict.

FIRST PACIFIC ADVISORS, INC. (“FPA”)
Sub-Advisor to the Smaller Companies Fund

FPA has implemented Proxy Voting Policies and Procedures which underscore FPA’s concern that all proxy voting decisions be made in the best interests of the Fund and that FPA will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. Certain of FPA’s proxy voting guidelines are summarized below: FPA votes for uncontested director nominees recommended by management. FPA votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail. FPA votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting. Although many proxy proposals can be voted in accordance with FPA's proxy voting guidelines, some proposals will require special consideration, and FPA will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between FPA's interests and the Fund's interests, FPA will resolve the conflict as follows: To the extent the matter is specifically covered by FPA's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines. To the extent FPA is making a case-by-case determination under its proxy voting guidelines, FPA will disclose the conflict to the Board or the Advisor and obtain the Board or Advisor's consent to vote or direct the matter to an independent third party, selected by the Board or the Advisor, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, FPA will abstain from voting the proxy.

FRANKLIN MUTUAL ADVISERS, LLC (“FMA”)
Sub-Advisor to the Value Fund

Pursuant to its investment advisory contract with the Fund, FMA has sole discretion with respect to voting proxies in connection with the management of its portion of the Fund’s portfolio. FMA has adopted Proxy Voting Policies and Procedures, in which its administrative duties with respect to voting proxies has been assigned to the Proxy Group within Franklin Templeton Companies, LLC (the Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. FMA is an indirect, wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon FMA’s instructions and/or policies. To assist it in analyzing proxies, FMA subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, FMA subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, FMA does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of FMA’s ultimate decision. FMA votes proxies for the Fund’s portfolio securities solely in the interests of the Fund’s shareholders. As a matter of policy, the officers, directors and employees of FMA and the Proxy Group will not be influenced by outside sources whose interests conflict with those of the Fund. In situations where FMA perceives a material conflict of interest, FMA may: disclose the conflict to the Fund; defer to the voting recommendation of the Fund, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to Fund for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and FMA will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. FMA’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from FMA’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

FMA has adopted general proxy voting guidelines that are reviewed periodically by various members of FMA’s organization, including portfolio management, legal counsel and FMA’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can FMA anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

FMA understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, FMA will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which FMA cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, FMA may abstain from voting under certain circumstances or vote against items such as “Other Business” when FMA is not given adequate information from the company.

FRIESS ASSOCIATES, LLC (“Friess”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Friess employs ISS to assist Friess in its proxy voting responsibilities. Friess uses ISS’ guidance to vote on proxy issues unless Friess believes there to be an overriding investment decision that is in the best interests of Friess’ clients’ investment portfolios. In both instances, ISS actually votes the proxies on behalf of all Friess client portfolios.

ISS’ research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value. Friess uses either the company’s ISS Proxy Voting, Socially Responsible Investor or its PVS Taft-Hartley Voting guidelines to cater to the specific proxy voting needs of Friess’ individual clients.

The ISS proxy voting guidelines generally call for voting for: proposals to ratify auditors; proposals to repeal classified boards and to elect all directors annually; proposals asking that a majority or more of directors be independent; proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors; proposals to allow or make easier shareholder action by written consent; proposals that remove restrictions on the right of shareholders to act independently of management; proposals to lower supermajority vote requirements; proposals to adopt confidential voting; proposals asking a company to submit its poison pill for shareholder ratification

The ISS proxy voting guidelines generally call for voting against: proposals to classify the board of directors; proposals to restrict or prohibit shareholder ability to take action by written consent; proposals to restrict or prohibit shareholder ability to call special meetings; proposals to require a supermajority vote; proposals to eliminate cumulative voting The ISS proxy voting guidelines generally call for voting on a case-by-case basis on: proposals to elect directors in uncontested elections (ISS considers independence, attendance, long-term company performance and a number of other factors); proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position); proposals to elect directors in contested elections (ISS evaluates each side's qualifications, track record and proposals); proposals to redeem or ratify a poison pill; proposals for a merger or other corporate restructuring (ISS considers pricing, strategic rationale and the negotiating process); proposals for reincorporation (ISS considers both financial and corporate governance concerns); proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications); proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution).

Whenever an apparent conflict of interest is identified, Friess will defer to ISS’ recommendations and instruct it to vote pursuant to its recommendation. Examples of potential conflicts of interest include, but are not limited to, when Friess receives fees for portfolio management services from a company that is also a holding in Friess client portfolios (which is extraordinarily rare); where a principal of Friess has a familial relationship with a director or executive of a company that is also a holding in Friess client portfolios. Friess’ Compliance Director makes the final determination in any instance regarding whether or not a potential conflict exists.

HARRIS ASSOCIATES L.P. (“Harris”)
Sub-Advisor to the International Fund and Value Fund

Harris exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, Harris' Proxy Committee considers the proposal's expected impact on shareholder value and does not consider any benefit to Harris or its employees or affiliates.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, Harris casts votes in accordance with management's recommendations. However, when Harris believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, Harris will vote contrary to management's recommendation.

Harris' Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

With respect to a company's board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that insure such independence. With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence. With respect to equity based compensation plans, Harris believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. Harris will also normally vote in favor of proposals to require the expensing of options. With respect to shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights. With respect to "social responsibility" issues, Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management. Harris is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Proxy Committee, in consultation with Harris’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris' employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of the Funds and their shareholders, Harris will vote in accordance with either its written guidelines or the recommendation of an independent third-party voting service. If Harris believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of a Fund and its shareholders, it will seek the determination of Fund’s Board of Trustees or the Advisor with respect to how shares should be voted.

LEGG MASON FUNDS MANAGEMENT, INC. (“LMFM”)
Sub-Advisor to the Equity Fund and Value Fund

LMFM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority expressly has been retained by the client or delegated by the client to others. For each proxy vote LMFM takes into consideration its duty to its clients and all other relevant facts available to LMFM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMFM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMFM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

(1) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMFM supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMFM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

(2) Allow responsible management teams to run the business - LMFM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMFM opposes proposals that limit management’s ability to do this. LMFM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

In identifying conflicts of interest the LMFM’s Compliance Officer will review the following issues:
•	Whether LMFM has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and
•
Whether there are any business or personal relationships between an LMFM employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and

•
Whether the Proxy Officer knows that an affiliate of LMFM has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and LMFM’s clients.

A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted. If the Compliance Officer determines that a potential material conflict of interest may exist, the Compliance Officer may consult with legal counsel and/or LMFM’s Chief Investment Officer to determine if the conflict is material. If the conflict is not material, the proxy issue is forwarded to LMFM’s Proxy Officer for voting. If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict: (1) if LMFM’s proxy principles or guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to LMFM’s principles and returns the signed, voted form to LMFM’s Proxy Administrator(s); (2) if the conflicted proxy issue is not specifically addressed in LMFM’s principles, the Compliance Officer will follow the vote recommendation of an “Independent Voting Delegate;” or, (3) the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.

MARSICO CAPITAL MANAGEMENT, LLC (“Marsico Capital”)
Sub-Advisor to the International Fund

The Marsico Capital’s proxy voting policies and procedures (“Policy”) is designed to generally assure that proxies are voted in the best economic interests of Marsico Capital’s clients (including the Fund). Because Marsico Capital generally seeks good management in the companies it invests in on behalf of its clients and generally has confidence that these managers seek to serve shareholders’ best interests, it believes that voting in clients’ best economic interest generally means voting with management, except in extraordinary cases. Marsico Capital generally reviews proxy proposals as part of its normal monitoring of portfolio companies and their management. Marsico Capital may abstain from voting (or may take no action on) proxies from time to time, such as when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote, or as an alternative to voting with management. In addition, Marsico Capital seeks to identify situations in which a material conflict of interest may arise between the interests of Marsico Capital’s clients (such as the Fund) and the interests of Marsico Capital or certain affiliates of Marsico Capital or the Fund in how proxies will be voted. For example, Marsico Capital compares proxy issuers with a list of significant corporate clients and known public affiliates and asks analysts if they are aware of any major business relationships with proxy issuers.

In the event that Marsico Capital is aware that a material conflict of interest may arise between the interests of Fund shareholders and the interests of Marsico Capital or certain affiliates of Marsico Capital in how proxies will be voted, Marsico Capital will generally follow alternative voting procedures that generally take the voting decision away from Marsico Capital. Such alternative procedures may include, without limitation: (i) causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund shareholders; (ii) causing the proxies to be voted in accordance with the recommendations of an independent service provider that Marsico Capital may use to assist it in voting proxies; (iii) notifying the Trust’s Board of Trustees or its representative of the conflict of interest (if practical), and seeking a waiver of the conflict to permit Marsico Capital to vote the proxies as it chooses under its usual policy; (iv) abstaining from voting (or taking no action on) the proxies with the consent of the Trust’s Board of Trustees or its representative; or (v) forwarding the proxies to the Trust’s Board of Trustees or its representative, so that the Board or representative may vote the proxies themselves.

MASTHOLM ASSET MANAGEMENT, LLC. (“Mastholm”)
Sub-Advisor to the International Fund

Mastholm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Mastholm is committed to voting corporate proxies in the manner that serves the best interests of their clients. Mastholm believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

To implement Mastholm’s proxy voting policies, Mastholm has developed the following procedures for voting proxies. Upon receipt of a corporate proxy by Mastholm, the special or annual report and the proxy are submitted to Mastholm’s proxy voting manager (the “Proxy Manager”). The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Mastholm’s Voting Guidelines. The Proxy Manager will then vote the proxies. The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Mastholm’s files.

In cases where Mastholm is aware of a conflict between the interests of a client(s) and the interests of Mastholm or an affiliated person of Mastholm), Mastholm will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions.

RANGER INVESTMENT MANAGEMENT, L.P. (“Ranger”)
Sub-Advisor to the Smaller Companies Fund

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal Proxy Voting procedures so that it may vote on these issues in a uniform manner. Proxies are generally considered by the investment officer responsible for monitoring the security being voted. That person will cast his or her votes in accordance with Ranger’s Proxy Voting Policy and Proxy Voting Procedures. Any non-routine matters are referred to Ranger’s Senior Investment Officer.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply its general guidelines without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interest of its clients, Ranger will notify the beneficial owners of the identified conflict, describe how Ranger proposes to vote and the reasons therefore, and request the client to provide written instructions if the client desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If a client does not deliver contrary written instructions, Ranger will vote as indicated in its notice to the client.

THE TCW GROUP, INC. (“TCW”)
Sub-Advisor to the Equity Fund

TCW serves as the investment advisor to a variety of clients, including mutual funds such as the Equity Fund. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

THIRD AVENUE MANAGEMENT, LLC (“Third Avenue”)
Sub-Advisor to the International Fund

Third Avenue has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which Third Avenue has voting discretion, including the Fund. Under Third Avenue's proxy voting policy, client portfolio securities must be voted in the best interests of its clients.

Normally, Third Avenue exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Third Avenue's clients' elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue will analyze how the proposal may affect the value of the Fund holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders. Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

Third Avenue's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Funds. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to Third Avenue's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by Third Avenue's President, determines how the proxies will be voted applying Third Avenue's policy guidelines. Third Avenue's General Counsel or his designee field any potential conflict issues and documents voting determinations. The Proxy Voting Committee may seek the input of Third Avenue's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. Third Avenue's General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of Third Avenue who may have direct or indirect influence on proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to Third Avenue's General Counsel. Third Avenue's General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to the Board of Trustees of the Fund and obtaining direction on how to vote.

THORNBURG INVESTMENT MANAGEMENT (“Thornburg”)
Sub-Advisor to the International Fund

The following summarizes Thornburg’s procedures for voting securities in each account managed by Thornburg, for the benefit of and in the best interest of the client. The policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of Thornburg’s policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to the policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Thornburg may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the policy’s voting objective that Thornburg be able to substitute its judgment in any specific situation for a presumption in the policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objective of the policy. Accordingly, Thornburg understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a client or the policy.

The key functions of Thornburg’s Proxy Voting Coordinator include:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e) Accumulating voting results as set forth in Thornburg’s policy and transmitting that information to Thornburg’s Compliance Officer; and

(f) Participating in the annual review of Thornburg’s policy.

The Proxy Voting Coordinator may, with the approval of the President of Thornburg, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg. Any portion or all of any one or more of these functions may be performed by service providers engaged by Thornburg.

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Thornburg to evaluate proxy voting issues.

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with the policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

In any case where a portfolio manager determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by Thornburg. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the client for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the client, Thornburg shall disclose the conflict of interest to the client.

WELLS CAPITAL MANAGEMENT, INC. (“Wells Capital”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The following summary describes how Wells Capital, as a sub-advisor to the Funds, generally intends to vote on proxy issues for the securities held in the portfolios it manages for the Funds. Wells Capital has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board of Directors. In addition, Wells Capital is responsible for establishing proxy voting policies and procedures (“Procedures”), and reviewing and updating them as necessary.

Wells Capital’s Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders. Wells Capital (directly or through delegated authority to its affiliate) exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund.

Wells Capital has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Wells Capital has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Wells Capital and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Wells Capital’s general position on various proposals, such as:

•
Routine Items - Wells Capital will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

•	Corporate Governance - Wells Capital will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.
•
Anti-Takeover Matters - Wells Capital generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings - the Proxy Committee will examine these items on a case-by-case basis.
•	Shareholder Rights - Wells Capital will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Wells Capital or any affiliate regarding a proxy are avoided through the strict and objective application of the voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other affiliates of Wells Capital.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Wells Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) are available without charge, upon request by calling toll-free, (800) 960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request by calling (800) 960-0188.

ADMINISTRATOR

The Administrator, U.S. Bancorp Fund Services, LLC, has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

Administrative Fees Paid to Administrator
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
2005
2004	$161,450	$210,342	$53,160	$20,596
2003	$142,590	$129,359	$42,755	$4,824*

*The Smaller Companies Fund commenced operations on June 30, 2003; therefore, amounts shown for 2003 are for a partial year.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In general, a Manager’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amount of brokerage commissions paid by the Funds during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
2005
2004	$1,175,938	$3,229,500	$315,106	$612,831
2003	$1,451,281	$2,876,882	$86,747	$170,294*
*The Smaller Companies Fund commenced operations on June 30, 2003; therefore, amounts shown are for a partial year.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund
2005
2004	$109,288	$47,595	$18,083	$135,080
2003	$33,322	$117,862	$8,123	$16,080*
*The Smaller Companies Fund commenced operations on June 30, 2003; therefore, amounts shown are for a partial year.

For the fiscal year ended December 31, 2005, 2004 and 2003, the Funds paid the following commission amounts to affiliated broker-dealers:

Equity Fund
2005
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers

2004
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
SG Cowen Securities Corp	$9,185	0.78%
SG Americas Securities LLC	$2,603	0.22%
Legg Mason Wood Walker, Inc.	$5,097	0.43%
Howard Weil, Inc.	$7,580	0.64%

2003
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
SG Cowen Securities Corp	$7,500	0.52%
Prudential Securities, Inc.	$1,350	0.09%
Wachovia Securities, LLC	$1,000	0.07%

International Fund
2005
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers

2004
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
Smith Barney - Global	$46,869	1.45%
CDC IXIS Securities	$2,966	0.09%

2003
Affiliated Dealer	Amount	% of total Brokerage Commissions Paid to Affiliated Broker-Dealers
Salomon Smith Barney	$50,196	1.74%

Value Fund

2005
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers

2004
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
Harris Associates Securities, LP	$20,640	6.55%
Legg Mason Wood Walker, Inc.	$5,000	1.59%

2003
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
Harris Associates Securities, L.P.	$17,380	20.04%

The Smaller Companies Fund has not paid any commissions to affiliated broker-dealers during the period since its inception on June 30, 2003.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine. Each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations..

On occasions when a Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Unless otherwise noted below, the Funds have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund (Owner of Securities)	Regular Broker or Dealer (Issuer of Securities)	Value of Securities Owned by Fund as of Fiscal Year Ended December 31, 2005
Equity Fund
International Fund
Value Fund
Smaller Companies Fund

Distribution of Fund Shares

The Funds’ principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid directly by the Funds.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Managers, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” Portfolio turnover rates for the fiscal years ended December 31, 2005 and 2004 were as follows:

Portfolio Turnover Rates
	2005	2004
Equity Fund		39.34%
International Fund		87.88%
Value Fund		29.14%
Smaller Companies Fund		148.81%

NET ASSET VALUE

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s net asset value on the last day on which such exchange was open will be used, unless the Trust’s Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of a Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations or, if such quotations are not readily available, at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds' accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

An example of how the Funds calculated the total offering price per share as of December 31, 2004 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity Fund

$	=	$

International Fund

$	=	$

Value Fund

$	=	$

Smaller Companies Fund

$	=	$

TAXATION

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the “dividends received” deduction and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (5% or 15%). Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Equity Fund series of shares commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Value Fund commenced operations on June 30, 2000. The Smaller Companies Fund commenced operations on June 30, 2003. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Value Fund and the Smaller Companies Fund are the only existing series of shares of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, 10 shareholders holding the lesser of $25,000 worth or 1% of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any Manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Managers, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor, the Managers, and the Distributor to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 333 Market Street, San Francisco California 94105, assists in the preparation of certain reports to the SEC and the Fund’s tax returns. The Trust’s legal counsel is Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, CA 94105.

The Masters’ Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2005 and __________ report thereon, are incorporated by reference. The report of _______________________, independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of _______________________ and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

MASTERS’ SELECT FUNDS TRUST
PART C
OTHER INFORMATION

Item 23. Exhibits

(a)	Agreement and Declaration of Trust

(i)	Agreement and Declaration of Trust(1)

(ii)	Amendment to Agreement and Declaration of Trust[2]

(b)	Bylaws(1)

(c)	Instruments Defining Rights of Security Holders— Not applicable

(d)	Advisory Agreement

(i)	Form of Investment Advisory Agreement(2)
(A)	Unified Investment Advisory Agreement between the Masters’ Select Funds Trust and Litman/Gregory Fund Advisors, LLC(11)

(ii)	Sub-Advisory Agreements
(A)	Equity Fund

1.	Investment Management Agreement with Davis Selected Advisers LP(3)
2.	Investment Management Agreement with Friess Associates, LLC (3)
3.	Investment Management Agreement with Southeastern Asset Management, Inc. (3)
4.	Investment Management Agreement with Wells Capital Management, Inc. - filed herewith
5.	Investment Management Agreement with TCW Investment Management Co. (11)
6.	Investment Management Agreement with Legg Mason Fund Advisor, Inc. (9)
(B)	International Fund
1.	Form of Investment Management Agreement with Mastholm Asset Management(4)
2.	Investment Management Agreement with Harris Associates(9)
3.	Investment Management Agreement with Thornburg Investment Management, Inc. (11)
4.	Investment Management Agreement with Marsico Capital Management, LLC - filed herewith
5.	Investment Management Agreement with Third Avenue Management, LLC - filed herewith
(C)	Value Fund
1.	Investment Management Agreement with Southeastern Asset Management, Inc. (9)
2.	Investment Management Agreement with Legg Mason Fund Advisor, Inc (9)
3.	Investment Management Agreement with Harris Associates, LP (9)
4.	Investment Management Agreement with Franklin Mutual Advisor, LLC (9)
(D)	Smaller Companies Fund
1.	Investment Management Agreement with Friess Associates, LLC (10)
2.	Investment Management Agreement with Ariel Capital Management, LLC (10)
3.	Investment Management Agreement with First Pacific Advisors, Inc. (10)
4.	Investment Management Agreement with Wells Capital Management, Inc. Filed herewith.
5.	Investment Management Agreement with Ranger Investment Management, L.P. (11)

(e)	(i)	Distribution Agreement (12)

(f)	Bonus or Profit Sharing Contracts - Not applicable

(g)	Custody Agreement(3)

(h)	Other Material Contracts

(i)	Administration Agreement (2)

(ii)	Power of Attorney(6)

(iii)	Power of Attorney for Mr. Shefrin (13)

(i)	Opinion and Consent of Counsel - To be Filed by Amendment.

(j)	Consent of Independent Public Accountants - Consent of PricewaterhouseCoopers - To be Filed by Amendment.

(k)	Omitted Financial Statements - Not applicable

(l)	Investment letter(3)

(m)	Rule 12b-1 Plan - Not applicable

(n)	Rule 18f-3 Plan - Not applicable

(o)	Reserved

(p)	Code of Ethics

(i)	Masters’ Select Funds Trust (13)
(ii)	Litman/Gregory Fund Advisors, LLC (13)
(iii)
(A)	Davis Selected Advisers, L.P. (7)
(B)	Friess Associates, LLC (7)
(C)	Southeastern Asset Management, Inc. (13)
(D)	Legg Mason Fund Adviser, Inc. (13)
(E)	Wells Capital Management, Inc. (13)
(F)	Mastholm Asset Management, LLC(7)
(G)	Franklin Mutual Advisers, LLC(8)
(H)	First Pacific Advisors, Inc. (10)
(I)	Ariel Capital Management, LLC (13)
(J)	Thornburg Investment Management, Inc. (11)
(K)	Ranger Investment Management, L.P. (11)
(L)	TCW Investment Management Co. (13)
(M)	Third Avenue Management, LLC (13).
(N)	Marsico Capital Management, LLC (13)
_________________
(1) Previously filed as an exhibit to the Registration Statement on Form N-1A of the Registration (File No. 333-10015) on August 12, 1996, and incorporated herein by reference.
(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on November 15, 1996, and incorporated herein by reference.
(3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on December 17, 1996, and incorporated herein by reference.
(4) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on September 2, 1997, and incorporated herein by reference.
(5) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on February 24, 1999, and incorporated herein by reference.
(6) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on October 6, 1999, and incorporated herein by reference.
(7) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 20, 2000, and incorporated herein by reference.
(8) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on June 22, 2000, and incorporated herein by reference.
(9) Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2001, and incorporated herein by reference.

(10) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on May 23, 2003, and incorporated herein by reference.
(11) Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on February 25, 2004, and incorporated herein by reference.
(12) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2004, and incorporated herein by reference.
(13) Previously filed as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 29, 2005, and incorporated herein by reference.

Item 24.	Persons Controlled by or under Common Control with Registrant.

None.

Item 25.	Indemnification:

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

(1)	in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(2)	in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(3)	in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(1)
In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(2)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(3)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(1)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(2)	A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(1)
that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(2)	that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Item 26.	Business and Other Connections of Investment Adviser.

The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

Name of investment adviser	File No.

Litman/Gregory Fund Advisors, LLC	801-52710
Davis Selected Advisers, L.P.	801-31648
Southeastern Asset Management, Inc.	801-11123
Friess Associates, LLC	801-16178
Wells Capital Management, Inc.	801-21122
Mastholm Asset Management, LLC	801-54834
Harris Associates L.P.	801-50333
Legg Mason Fund Adviser, Inc.	801-16958
Franklin Mutual Advisers. LLC	801-53068
First Pacific Advisors, Inc.	801-39512
Ariel Capital Management, LLC	801-18767
TCW Investment Management Co.	801-29075
Thornburg Investment Management, Inc.	801-17853
Third Avenue Management, LLC	801-27792
Marsico Capital Management, LLC	801-54914

Item 27.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	The Kensington Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	MDT Funds
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Permanent Portfolio Funds
First American Investment Funds, Inc.	Perritt Funds, Inc.
First American Strategy Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
Fort Pitt Capital Funds	PRIMECAP Odyssey Funds
The Glenmede Fund, Inc.	Professionally Managed Portfolios
The Glenmede Portfolios	Prudent Bear Funds, Inc.
Greenspring Fund	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Rockland Trust
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust
The Jensen Portfolio, Inc.

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Items 28.  Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

(a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

(b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment managers:

Ariel Capital Management, LLC, 200 East Randolph Drive, Ste. 2900, Chicago, IL 60601

Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, NM 87501
First Pacific Advisors, Inc., 11400 West Olympic Boulevard, Ste, 1200, Los Angeles, CA 90064
Franklin Mutual Services, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078
Friess Associates, LLC 350 Broadway, Jackson, WY 83001
Harris Associates L.P., Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790
Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202
Litman/Gregory Fund Advisors, LLC, 100 Larkspur Landing Circle Suite 204, Larkspur, CA 94939
Marsico Capital Management, 1200 17th Street, Suite 1600, Denver, CO 80202
Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Ste. 660, Bellevue, WA 98004
Southeastern Asset Management, Inc., 6401 Poplar Avenue, Memphis, TN 38119
TCW Investment Management Co., 865 S. Figueroa St., Ste. 1800, Los Angeles, CA 90017
Third Avenue Management, 622 Third Avenue, New York, NY 10017
Thornburg Investment Management, Inc., 119 East Marcy St., Ste. 202, Santa Fe, NM 97501
Wells Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051

(c) all other documents will be maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.
(2)
If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has duly caused this Registration Statement (File No. 333-10015) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, State of California on the 27th day of February, 2006.

MASTERS’ SELECT FUNDS TRUST

By:	/s/ Kenneth E. Gregory*
Kenneth E. Gregory
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kenneth E. Gregory* Kenneth E. Gregory	President and Trustee	February 27, 2006
/s/ Craig A. Litman* Craig A. Litman	Trustee	February 27, 2006
/s/ A. George Battle* A. George Battle	Trustee	February 27, 2006
/s/ Frederick A. Eigenbrod, Jr.* Frederick A. Eigenbrod, Jr.	Trustee	February 27, 2006
/s/ Harold M. Shefrin* Harold M. Shefrin	Trustee	February 27, 2006
/s/ Taylor M. Welz* Taylor M. Welz	Trustee	February 27, 2006
/s/ John Coughlan* John Coughlan	Chief Financial and Accounting Officer	February 27, 2006

*By /s/ Julie Allecta Julie Allecta, Attorney-in-Fact under powers of Attorney as filed with Post-Effective Amendment No. 7 on October 6, 1999 and filed herewith.